UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22988

Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June

2022

Nuveen Closed-End Funds

JGH	Nuveen Global High Income Fund
NPCT	Nuveen Core Plus Impact Fund
JLS	Nuveen Mortgage and Income Fund

Semiannual Report

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

The first half of 2022 was challenging for financial markets. While global economic activity began to slow from post-pandemic peaks as pent-up demand waned and crisis-era monetary and fiscal support programs were phased out, persistently high inflation and central banks’ response have contributed to heightened uncertainty about financial and economic conditions.

Inflation has surged partially due to supply chain bottlenecks and exacerbated by Russia’s war in Ukraine and recent lockdowns across China to contain a large-scale COVID-19 outbreak. This has necessitated more forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who now face an even more difficult task of slowing inflation without pulling their respective economies into recession. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared two years ago. Larger increases of 0.50% in May and 0.75% in both June and July 2022 followed, bringing the target fed funds rate to a range of 2.25% to 2.50%. Additional rate hikes are expected in the remainder of this year, although Fed officials will closely monitor inflation data along with other economic measures and modify their rate setting policy based upon these factors. U.S. gross domestic product growth has now contracted for two consecutive quarters, according to preliminary government estimates, as consumer and business activity has slowed in part due to higher prices and borrowing costs. However, the still strong labor market suggests not all areas of the economy are weakening.

In the meantime, while markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 22, 2022

Important Notices

For Shareholders of

Nuveen Global High Income Fund (JGH)

Nuveen Core Plus Impact Fund (NPCT)

Nuveen Mortgage and Income Fund (JLS)

Portfolio Manager Commentaries in Semiannual Shareholder Reports

The Funds include portfolio manager commentary in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s December 31, 2021 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the common share returns of the Funds relative to their comparative benchmarks was the use of leverage through bank borrowings and reverse repurchase agreements (for NPCT and JLS). The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds use of leverage significantly detracted from relative performance during the reporting period. However, the Fund’s use of leverage was accretive to overall common share income.

JGH also continued to use interest rate swap contracts to partially hedge its future interest cost of leverage. The impact of the swap contracts on total return performance was positive during this reporting period.

As of June 30, 2022, the Funds’ percentages of leverage are shown in the accompanying table.

	JGH	NPCT	JLS
Effective Leverage*	32.04%	38.35%	29.25%
Regulatory Leverage*	32.04%	25.13%	7.26%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of January 1, 2022	Draws	Paydowns	Outstanding Balance as of June 30, 2022	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of August 22, 2022
JGH	$159,000,000	$1,000,000	$(22,000,000)	$138,000,000	$149,646,409	$—	$(6,000,000)	$132,000,000
NPCT	$167,000,000	$3,000,000	$(39,400,000)	$130,600,000	$157,332,597	$—	$(70,000,000)	$130,600,000
JLS	$8,455,000	$1,750,000	$(1,960,000)	$8,245,000	$8,652,735	$1,250,000	$—	$9,495,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted previously, JLS and NPCT use reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of January 1, 2022	Sales	Purchases	Outstanding Balance as of June 30, 2022	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of August 22, 2022
NPCT	$137,800,000	$366,915,000	$(393,335,000)	$111,380,000	$125,892,238	$111,380,000	$(111,380,000)	$111,380,000
JLS	$34,231,000	$69,717,000	$(68,655,000)	$35,293,000	$33,428,884	$24,843,000	$(26,108,000)	$34,028,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION FOR JGH AND JLS

The following information regarding the distributions for JGH and JLS are current as of June 30, 2022.

The Funds implemented a level distribution program. The goal of the level distribution program is to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Funds. The Funds intend to distribute all or substantially all of their net investment income through their regular monthly distribution and to distribute realized capital gains at least annually. In any monthly period, in order to maintain its level distribution amount, each Fund may pay out more or less than its net investment income during the period. As a result, regular distributions throughout the year are expected to include net investment income and potentially a return of capital or capital gains for tax purposes. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a Fund’s capital. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.”

Actual amounts and sources for tax reporting purposes will be determined as of each Fund’s fiscal year-end and reported to shareholders on Form 1099-DIV. Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, these estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide an estimate of the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. The Funds attribute these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the fiscal year. These estimates should not be used for tax reporting purposes. The final determination for all distributions paid in 2021 will be made in early 2022 and reported to you on Form 1099-DIV. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com/en-us/closed-end-funds.

Data as of June 30, 2022

	Current Month Estimated Percentage of Distributions			Fiscal YTD Estimated Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
JGH	78.24%	0.00%	21.76%	$0.6780	$0.5305	$0.0000	$0.1475
JLS	84.20%	0.00%	15.80%	$0.4980	$0.4139	$0.0000	$0.0787

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of June 30, 2022

			Annualized			Cumulative
Fund	Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
JGH	11/24/2014	$0.1130	10.74%	(19.66)%	0.01%	5.37%	(20.46)%
JLS	11/25/2009	$0.0830	5.19%	(10.93)%	0.84%	2.60%	(11.39)%

COMMON SHARE DISTRIBUTION INFORMATION FOR NPCT

The following information regarding the Fund’s distributions is current as of June 30, 2022. This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s Managed Distribution Policy.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. For the Fund, it is estimated that the Fund has distributed more than its income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef

Data as of June 30, 2022

		Fiscal YTD
		Per Share Estimated Sources of Distribution				Estimated Percentage of the Distribution
Fund	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
NPCT (FYE 12/31)	$0.6180	$0.3912	$0.0000	$0.0000	$0.2268	63.3%	0.0%	0.0%	36.7%

					Annualized		Cumulative
Fund	Inception Date	Latest Monthly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	Since Inception Return on NAV	Fiscal YTD Distribution Rate on NAV	Fiscal YTD Return on NAV	Fiscal YTD Distribution Rate on NAV
NPCT (FYE 12/31)	4/27/2021	$0.1030	$0.6180	$13.53	(23.56)%	9.14%	(20.02)%	4.57%

Common Share Information (continued)

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2022 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of June 30, 2022 (and since the inception of the Funds’ repurchase program), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	JGH	NPCT	JLS
Common shares cumulatively repurchased and retired	900,000	—	—
Common shares authorized for repurchase	2,315,000	2,875,000	545,000

OTHER COMMON SHARE INFORMATION

As of June 30, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	JGH	NPCT	JLS
Common share NAV	$12.63	$13.53	$19.19
Common share price	$11.58	$11.72	$16.52
Premium/(Discount) to NAV	(8.31)%	(13.38)%	(13.91)%
Average premium/(discount) to NAV	(8.81)%	(11.45)%	(11.53)%

THIS PAGE INTENTIONALLY LEFT BLANK

JGH	Nuveen Global High Income Fund Performance Overview and Holding Summaries as of June 30, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JGH at Common Share NAV	(20.46)%	(19.66)%	0.01%	1.79%
JGH at Common Share Price	(23.34)%	(21.66)%	0.89%	2.80%
Bloomberg Global High Yield Index (USD Hedged)	(15.23)%	(15.38)%	0.86%	2.85%
*	For purposes of Fund performance, relative results are measured against the Bloomberg Global High Yield Index (USD Hedged).

Since inception returns are from 11/24/14. Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	94.7%
Sovereign Debt	16.8%
Variable Rate Senior Loan Interests	14.2%
$1,000 Par (or similar) Institutional Preferred	8.7%
Contingent Capital Securities	6.5%
$25 Par (or similar) Retail Preferred	1.9%
Asset-Backed Securities	0.2%
Common Stocks	0.2%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	0.6%
Net Assets Plus Borrowings	147.1%
Borrowings	(47.1)%
Net Assets	100%

Top Five Issuers

(% of total investments)

Turkey Government International Bond	1.3%
Tenet Healthcare Corp	1.2%
Albion Financing 2SARL	1.1%
Presidio Holdings Inc	1.0%
Altice France SA/France	1.0%

Portfolio Composition1

(% of total investments)

Oil, Gas & Consumable Fuels	11.6%
Sovereign Debt	11.5%
Banks	5.3%
Metals & Mining	4.1%
Media	3.9%
Capital Markets	3.6%
Health Care Providers & Services	3.6%
Insurance	3.4%
Chemicals	3.4%
IT Services	3.1%
Specialty Retail	3.1%
Hotels, Restaurants & Leisure	3.0%
Software	2.8%
Commercial Services & Supplies	2.8%
Diversified Telecommunication Services	2.6%
Trading Companies & Distributors	2.3%
Wireless Telecommunication Services	2.2%
Beverages	2.0%
Auto Components	1.9%
Pharmaceuticals	1.7%
Personal Products	1.5%
Asset-Backed Securities	0.2%
Other	18.2%
Repurchase Agreements	2.2%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

A	0.3%
BBB	6.5%
BB or Lower	92.3%
N/R (not rated)	0.8%
N/A (not applicable)	0.1%
Total	100%

Country Allocation2

(% of total investments)

United States	55.4%
Canada	4.9%
Mexico	2.8%
Brazil	2.3%
Turkey	2.1%
South Africa	2.0%
France	1.9%
Australia	1.9%
Spain	1.8%
United Kingdom	1.7%
Netherlands	1.5%
Luxembourg	1.5%
Colombia	1.5%
Israel	1.3%
Other[3]	17.4%
Total	100%

1	See Portfolio of Investments for the remaining industries/sectors comprising “other” and not listed in the Portfolio Composition above.
2	Includes 25.9% (as a percentage of total investments) in emerging market countries.
3	“Other” countries include thirty-nine countries that individually constitute less than 1.3% as a percentage of total investments.

NPCT	Nuveen Core Plus Impact Fund Performance Overview and Holding Summaries as of June 30, 2022

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Cumulative Total Returns as of June 30, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
NPCT at Common Share NAV	(28.44)%	(27.92)%	(23.56)%
NPCT at Common Share Price	(33.07)%	(34.76)%	(31.94)%
Bloomberg U.S. Aggregate Bond Index	(10.35)%	(10.29)%	(9.28)%
NPCT Blended Benchmark	(12.05)%	(11.67)%	(8.89)%
*

For purposes of Fund performance, relative results are measured against the NPCT Blended Benchmark. The NPCT Blended Benchmark consists of: 1) 60% of Bloomberg MSCI U.S. Green Bond Index and 2) 40% Bloomberg U.S. Corporate High Yield Bond Index.

Since inception returns are from 4/27/21. Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Corporate Bonds	86.2%
$1,000 Par (or similar) Institutional Preferred	25.0%
Asset-Backed Securities	13.5%
Mortgage-Backed Securities	11.0%
$25 Par (or similar) Retail Preferred	9.2%
Sovereign Debt	6.3%
Variable Rate Senior Loan Interests	4.0%
Municipal Bonds	3.8%
Other Assets Less Liabilities	3.3%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	162.3%
Borrowings	(33.6)%
Reverse Repurchase Agreements	(28.7)%
Net Assets	100%

Portfolio Composition1

(% of total investments)

Electric Utilities	13.6%
Banks	12.2%
Independent Power & Renewable Electricity Producers	9.0%
Asset-Backed Securities	8.5%
Mortgage-Backed Securities	6.9%
Sovereign Debt	3.9%
Equity Real Estate Investment Trust	3.8%
Multi-Utilities	3.8%
Trading Companies & Distributors	3.7%
Oil, Gas & Consumable Fuels	2.8%
Chemicals	2.5%
Gas Utilities	2.4%
Automobiles	2.3%
Insurance	2.3%
Capital Markets	2.1%
Commercial Services & Supplies	1.9%
Other	18.3%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

AA	0.9%
A	6.4%
BBB	47.1%
BB or Lower	33.7%
N/R (not rated)	11.9%
Total	100%

Country Allocation2

(% of total investments)

United States	61.0%
Chile	4.7%
Italy	3.8%
United Kingdom	3.1%
India	3.1%
Canada	3.0%
Australia	2.7%
Switzerland	2.3%
Mexico	2.1%
Indonesia	1.9%
South Korea	1.4%
Other[3]	10.9%
Total	100%

1	See Portfolio of Investments for the remaining industries/sectors comprising “other” and not listed in the Portfolio Composition above.
2	Includes 21.4% (as a percentage of total investments) in emerging market countries.
3	“Other” countries include thirteen countries that individually constitute less than 1.4% as a percentage of total investments.

JLS	Nuveen Mortgage and Income Fund Performance Overview and Holding Summaries as of June 30, 2022

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of June 30, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JLS at Common Share NAV	(11.39)%	(10.93)%	0.84%	5.31%
JLS at Common Share Price	(19.00)%	(16.80)%	(1.28)%	3.77%
Bloomberg U.S. Aggregate Bond Index	(10.35)%	(10.29)%	0.88%	1.54%
JLS Blended Benchmark	(5.80)%	(6.18)%	1.70%	1.96%
*

For purposes of Fund performance, relative results are measured against the JLS Blended Benchmark. The JLS Blended Benchmark (ICE BofA U.S. ABS & CMBS Index) consists of a 50/50 of USD-denominated, investment grade fixed and floating-rate asset backed securities (ABS) and fixed-rate commercial mortgage backed securities (CMBS) publicly issued in the U.S. The Fund’s performance was measured against the Bloomberg U.S. Aggregate Bond Index through October 13, 2019. Refer to Glossary of Terms Used in This Report for further details.

Performance prior to October 14, 2019, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed from those currently in place. Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	101.3%
Asset-Backed Securities	40.8%
Other Assets Less Liabilities	(0.7)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	141.4%
Borrowings	(7.8)%
Reverse Repurchase Agreements	(33.6)%
Net Assets	100%

Portfolio Credit Quality

(% of total investments)

AA	2.0%
A	10.9%
BBB	18.3%
BB or Lower	39.8%
N/R	29.0%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held on April 8, 2022 for JGH, JLS and NPCT. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	JGH	JLS	NPCT
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	12,954,144	—	—
Withhold	5,545,274	—	—
Total	18,499,418	—	—
William C. Hunter
For	13,841,619	3,427,519	22,162,126
Withhold	4,657,799	54,657	1,188,071
Total	18,499,418	3,482,176	23,350,197
Albin F. Moschner
For	12,945,236	—	—
Withhold	5,554,182	—	—
Total	18,499,418	—	—
Judith M. Stockdale
For	12,918,973	3,430,246	22,182,181
Withhold	5,580,445	51,930	1,168,016
Total	18,499,418	3,482,176	23,350,197
Carole E. Stone
For	12,927,978	3,432,962	22,190,530
Withhold	5,571,440	49,214	1,159,667
Total	18,499,418	3,482,176	23,350,197
Matthew Thornton III
For	13,854,842	—	—
Withhold	4,644,576	—	—
Total	18,499,418	—	—
Margaret L. Wolff
For	13,832,742	3,435,291	22,193,784
Withhold	4,666,676	46,885	1,156,413
Total	18,499,418	3,482,176	23,350,197

JGH	Nuveen Global High Income Fund Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 143.2% (97.8% of Total Investments)

	CORPORATE BONDS – 94.7% (64.6% of Total Investments)

	Aerospace & Defense – 0.1%

$475	Embraer Netherlands Finance BV, 144A	6.950%	1/17/28	BB+	$459,800

	Air Freight & Logistics – 0.1%

500	Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	BB	455,970

	Airlines – 0.6%

1,710	Grupo Aeromexico SAB de CV, 144A	8.500%	3/17/27	B	1,644,373

	Auto Components – 2.3%

2,000	Adient Global Holdings Ltd, 144A	4.875%	8/15/26	BB–	1,755,320
3,000	Goodyear Tire & Rubber Co	5.250%	4/30/31	BB–	2,434,260
3,000	IHO Verwaltungs GmbH, 144A, (cash 6.375%, PIK 7.125%)	6.375%	5/15/29	Ba2	2,610,600
8,000	Total Auto Components				6,800,180

	Banks – 1.3%

875	Access Bank PLC, 144A	6.125%	9/21/26	B2	705,469
1,000	Akbank TAS, 144A	6.800%	2/06/26	B2	893,560
1,250	Grupo Aval Ltd, 144A	4.375%	2/04/30	BB+	931,250
1,525	Turkiye Vakiflar Bankasi TAO, 144A	5.500%	10/01/26	B	1,248,972
4,650	Total Banks				3,779,251

	Beverages – 2.0%

730	Central American Bottling Corp / CBC Bottling Holdco SL / Beliv Holdco SL, 144A	5.250%	4/27/29	BB+	636,925
3,500	Primo Water Holdings Inc, 144A	4.375%	4/30/29	B1	2,858,555
3,425	Triton Water Holdings Inc, 144A	6.250%	4/01/29	CCC+	2,431,750
7,655	Total Beverages				5,927,230

	Biotechnology – 0.4%

1,500	Emergent BioSolutions Inc, 144A	3.875%	8/15/28	BB–	1,063,398

	Building Products – 0.2%

625	Cemex SAB de CV, 144A	5.125%	N/A	BB–	530,281

	Capital Markets – 3.3%

1,000	Banco BTG Pactual SA/Cayman Islands, 144A	2.750%	1/11/26	Ba2	888,450
600	Compass Group Diversified Holdings LLC, 144A	5.250%	4/15/29	B+	495,000
2,000	Compass Group Diversified Holdings LLC, 144A	5.000%	1/15/32	B+	1,544,159
2,000	Hunt Cos Inc, 144A	5.250%	4/15/29	BB-	1,700,000
1,275	Icahn Enterprises LP / Icahn Enterprises Finance Corp	5.250%	5/15/27	BB	1,129,446
1,550	Icahn Enterprises LP / Icahn Enterprises Finance Corp	4.375%	2/01/29	BB	1,252,648
1,900	LPL Holdings Inc, 144A	4.375%	5/15/31	BB	1,623,332
1,250	NFP Corp, 144A	6.875%	8/15/28	CCC+	1,031,300
11,575	Total Capital Markets				9,664,335

	Chemicals – 4.9%

905	ASP Unifrax Holdings Inc, 144A	5.250%	9/30/28	BB	722,095
1,000	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B–	951,790
2,275	Consolidated Energy Finance SA, 144A	5.625%	10/15/28	BB–	1,830,143
1,905	EverArc Escrow Sarl, 144A	5.000%	10/30/29	BB–	1,603,467
600	OCP SA, 144A	5.125%	6/23/51	BB+	396,766
960	Olympus Water US Holding Corp, 144A	4.250%	10/01/28	B2	751,920
1,160	Olympus Water US Holding Corp, 144A	6.250%	10/01/29	CCC+	806,009
2,711	Rayonier AM Products Inc, 144A	7.625%	1/15/26	B+	2,365,347
1,500	Sasol Financing USA LLC	5.500%	3/18/31	BB	1,154,250

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals (continued)

$2,000	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc, 144A	5.125%	4/01/29	B	$1,430,200
1,600	Tronox Inc, 144A	4.625%	3/15/29	BB–	1,286,560
380	WR Grace Holdings LLC, 144A	4.875%	6/15/27	BB+	330,691
1,005	WR Grace Holdings LLC, 144A	5.625%	8/15/29	B+	739,931
18,001	Total Chemicals				14,369,169

	Commercial Services & Supplies – 4.1%

1,750	ADT Security Corp, 144A	4.125%	8/01/29	BB–	1,420,239
1,275	ADT Security Corp, 144A	4.875%	7/15/32	BB–	1,014,926
2,000	Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl, 144A	4.625%	6/01/28	B	1,649,405
500	Covanta Holding Corp, 144A	4.875%	12/01/29	B	406,860
1,500	Garda World Security Corp, 144A	4.625%	2/15/27	BB+	1,290,000
2,170	GFL Environmental Inc, 144A	4.750%	6/15/29	B–	1,795,675
2,000	Pitney Bowes Inc, 144A	6.875%	3/15/27	B2	1,588,427
2,500	Pitney Bowes Inc, 144A	7.250%	3/15/29	BB	1,891,350
1,100	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B–	920,255
14,795	Total Commercial Services & Supplies				11,977,137

	Construction Materials – 0.6%

900	Cemex SAB de CV, 144A	7.375%	6/05/27	BB+	891,909
750	Cemex SAB de CV, 144A	3.875%	7/11/31	BB+	562,500
214	Volcan Cia Minera SAA, 144A	4.375%	2/11/26	BB	186,287
1,864	Total Construction Materials				1,640,696

	Containers & Packaging – 1.2%

900	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 144A	4.000%	9/01/29	B+	722,250
1,400	LABL Inc, 144A	5.875%	11/01/28	B2	1,130,398
1,000	LABL Inc, 144A	8.250%	11/01/29	CCC+	755,000
945	Pactiv Evergreen Group Issuer Inc/Pactiv Evergreen Group Issuer LLC, 144A	4.375%	9/30/28	B+	803,250
4,245	Total Containers & Packaging				3,410,898

	Diversified Financial Services – 0.6%

1,125	Genesis Energy LP / Genesis Energy Finance Corp	7.750%	2/01/28	B	973,181
815	Mexico Remittances Funding Fiduciary Estate Management Sarl, 144A	4.875%	1/15/28	BB+	660,150
1,940	Total Diversified Financial Services				1,633,331

	Diversified Telecommunication Services – 3.8%

3,825	Altice France SA/France, 144A	5.125%	7/15/29	B	2,887,875
1,830	Altice France SA/France, 144A	5.500%	10/15/29	B	1,397,955
1,000	Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B+	827,500
1,905	Frontier Communications Holdings LLC, 144A	6.000%	1/15/30	BB–	1,465,802
1,155	Iliad Holding SASU, 144A	6.500%	10/15/26	BB–	1,039,466
2,375	Iliad Holding SASU, 144A	7.000%	10/15/28	BB–	2,066,097
2,000	Telecom Italia Capital SA	7.200%	7/18/36	BB	1,518,490
14,090	Total Diversified Telecommunication Services				11,203,185

	Electric Utilities – 0.9%

750	AES Andres BV, 144A	5.700%	5/04/28	BB–	638,311
800	Electricidad Firme de Mexico Holdings SA de CV, 144A	4.900%	11/20/26	Ba2	654,505
1,400	Eskom Holdings SOC Ltd, 144A	6.350%	8/10/28	Ba2	1,253,000
750	NPC Ukrenergo, 144A	6.875%	11/09/26	CCC	180,000
3,700	Total Electric Utilities				2,725,816

	Electronic Equipment, Instruments & Components – 0.9%

3,125	Imola Merger Corp, 144A	4.750%	5/15/29	BB+	2,614,563

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 0.9%

$1,200	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.875%	4/01/27	B+	$1,094,244
1,625	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	1,438,613
2,825	Total Energy Equipment & Services				2,532,857

	Entertainment – 0.5%

1,070	Cinemark USA Inc, 144A	8.750%	5/01/25	BB+	1,080,310
310	Univision Communications Inc, 144A	7.375%	6/30/30	B+	303,025
1,380	Total Entertainment				1,383,335

	Equity Real Estate Investment Trust – 0.3%

880	XHR LP, 144A	4.875%	6/01/29	B+	754,914

	Food & Staples Retailing – 0.5%

750	BRF SA, 144A	5.750%	9/21/50	Ba2	499,058
1,065	Performance Food Group Inc, 144A	4.250%	8/01/29	B+	889,275
1,815	Total Food & Staples Retailing				1,388,333

	Food Products – 0.4%

1,225	Amaggi Luxembourg International Sarl, 144A	5.250%	1/28/28	BB	1,092,302

	Gas Utilities – 1.9%

4,425	Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B	3,592,140
250	Suburban Propane Partners LP/Suburban Energy Finance Corp, 144A	5.000%	6/01/31	BB–	212,594
2,250	Superior Plus LP / Superior General Partner Inc, 144A	4.500%	3/15/29	BB–	1,912,500
6,925	Total Gas Utilities				5,717,234

	Health Care Equipment & Supplies – 0.4%

1,495	Embecta Corp, 144A	5.000%	2/15/30	Ba3	1,254,956

	Health Care Providers & Services – 3.2%

2,110	AHP Health Partners Inc, 144A	5.750%	7/15/29	CCC+	1,550,217
450	CHS/Community Health Systems Inc, 144A	5.625%	3/15/27	BB–	380,867
275	CHS/Community Health Systems Inc, 144A	6.125%	4/01/30	CCC	167,750
920	Owens & Minor Inc, 144A	6.625%	4/01/30	BB–	840,392
2,000	Team Health Holdings Inc, 144A	6.375%	2/01/25	CCC	1,396,561
3,500	Tenet Healthcare Corp, 144A	6.125%	10/01/28	B+	2,995,230
2,400	Tenet Healthcare Corp, 144A	4.375%	1/15/30	BB–	2,030,472
11,655	Total Health Care Providers & Services				9,361,489

	Hotels, Restaurants & Leisure – 4.2%

725	Arcos Dorados BV, 144A	6.125%	5/27/29	BB	681,500
152	Arcos Dorados Holdings Inc, 144A	5.875%	4/04/27	Ba2	144,176
1,050	CDI Escrow Issuer Inc, 144A	5.750%	4/01/30	B+	955,500
1,980	Cinemark USA Inc, 144A	5.250%	7/15/28	B	1,591,227
2,210	Constellation Merger Sub Inc, 144A	8.500%	9/15/25	Caa2	1,934,748
835	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc, 144A	4.625%	1/15/29	B	711,837
400	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc, 144A	6.750%	7/15/30	CCC+	307,000
830	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 144A	5.000%	6/01/29	BB–	672,300
1,400	International Game Technology PLC, 144A	5.250%	1/15/29	BB+	1,267,700
1,700	Life Time Inc, 144A	5.750%	1/15/26	B	1,523,999
1,175	MGM China Holdings Ltd, 144A	5.875%	5/15/26	B+	888,220
600	Playtika Holding Corp, 144A	4.250%	3/15/29	B	495,000
1,750	Wynn Macau Ltd, 144A	5.500%	10/01/27	B+	1,132,722
14,807	Total Hotels, Restaurants & Leisure				12,305,929

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 1.5%

$2,815	Atlantica Sustainable Infrastructure PLC, 144A	4.125%	6/15/28	BB+	$2,451,249
1,000	EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	BBB–	675,000
825	Investment Energy Resources Ltd, 144A	6.250%	4/26/29	BB–	697,194
645	UEP Penonome II SA, 144A	6.500%	10/01/38	BB	600,715
5,285	Total Independent Power & Renewable Electricity Producers				4,424,158

	Insurance – 3.4%

1,125	Acrisure LLC / Acrisure Finance Inc, 144A	10.125%	8/01/26	CCC+	1,092,601
2,475	Acrisure LLC / Acrisure Finance Inc, 144A	4.250%	2/15/29	B	2,000,826
100	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 144A	4.250%	10/15/27	B	86,557
520	AmWINS Group Inc, 144A	4.875%	6/30/29	B–	425,840
4,200	BroadStreet Partners Inc, 144A	5.875%	4/15/29	CCC+	3,286,119
1,000	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	987,500
1,500	GTCR AP Finance Inc, 144A	8.000%	5/15/27	N/R	1,404,225
1,000	SBL Holdings Inc, 144A	6.500%	12/30/49	BB	805,000
11,920	Total Insurance				10,088,668

	Interactive Media & Services – 0.3%

1,225	Rackspace Technology Global Inc, 144A	3.500%	2/15/28	B+	959,769

	Internet & Direct Marketing Retail – 0.2%

650	B2W Digital Lux Sarl, 144A	4.375%	12/20/30	Ba1	491,407

	IT Services – 4.6%

3,200	Ahead DB Holdings LLC, 144A	6.625%	5/01/28	CCC+	2,652,809
2,225	CA Magnum Holdings, 144A	5.375%	10/31/26	BB–	1,928,141
2,225	MPH Acquisition Holdings LLC, 144A	5.500%	9/01/28	Ba3	1,980,248
5,000	Presidio Holdings Inc, 144A	8.250%	2/01/28	CCC+	4,395,972
3,000	Virtusa Corp, 144A	7.125%	12/15/28	CCC+	2,410,650
15,650	Total IT Services				13,367,820

	Machinery – 1.2%

3,625	WASH Multifamily Acquisition Inc, 144A	5.750%	4/15/26	B–	3,416,563

	Media – 5.2%

100	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	4.500%	8/15/30	BB+	83,028
1,250	CSC Holdings LLC, 144A	5.375%	2/01/28	BB	1,081,250
2,285	Directv Financing LLC / Directv Financing Co-Obligor Inc, 144A	5.875%	8/15/27	BBB–	1,949,265
1,190	DISH DBS Corp, 144A	5.250%	12/01/26	Ba3	932,770
1,095	DISH DBS Corp, 144A	5.750%	12/01/28	Ba3	810,749
2,550	DISH DBS Corp	5.125%	6/01/29	B	1,549,482
1,545	Gray Escrow Inc, 144A	5.375%	11/15/31	BB–	1,237,900
1,325	Gray Television Inc, 144A	4.750%	10/15/30	BB–	1,036,812
1,275	LCPR Senior Secured Financing DAC, 144A	5.125%	7/15/29	BB+	1,064,625
1,500	UPC Broadband Finco BV, 144A	4.875%	7/15/31	BB+	1,222,500
925	Virgin Media Secured Finance PLC, 144A	5.500%	5/15/29	BB+	826,996
4,000	VZ Secured Financing BV, 144A	5.000%	1/15/32	BB	3,320,000
19,040	Total Media				15,115,377

	Metals & Mining – 6.0%

3,000	AngloGold Ashanti Holdings PLC	6.500%	4/15/40	Baa3	2,837,839
700	Cia de Minas Buenaventura SAA, 144A	5.500%	7/23/26	BB	630,003
890	Commercial Metals Co	4.125%	3/15/32	BB+	728,976
875	Constellium SE, 144A	3.750%	4/15/29	B+	693,939
1,750	First Quantum Minerals Ltd, 144A	6.875%	3/01/26	B+	1,611,750
3,000	FMG Resources August 2006 Pty Ltd, 144A	5.875%	4/15/30	BB+	2,700,000
1,500	Gold Fields Orogen Holdings BVI Ltd, 144A	6.125%	5/15/29	BBB–	1,532,650
1,580	Mineral Resources Ltd, 144A	8.000%	11/01/27	BB	1,540,500
2,070	Mineral Resources Ltd, 144A	8.500%	5/01/30	BB	2,038,950
4,270	SunCoke Energy Inc, 144A	4.875%	6/30/29	BB	3,412,128
19,635	Total Metals & Mining				17,726,735

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 15.8%

$1,335	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.375%	6/15/29	BB	$1,195,573
1,430	Callon Petroleum Co, 144A	7.500%	6/15/30	B+	1,315,800
625	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B–	528,371
1,875	Cosan SA, 144A	5.500%	9/20/29	BB	1,728,300
1,900	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB	1,691,000
625	Ecopetrol SA	6.875%	4/29/30	Baa3	552,500
1,000	Ecopetrol SA	5.875%	11/02/51	Baa3	653,651
2,351	Energean Israel Finance Ltd, Reg S, 144A	5.875%	3/30/31	BB–	1,909,237
200	EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	183,453
275	EQM Midstream Partners LP, 144A	7.500%	6/01/27	BB	265,251
425	EQM Midstream Partners LP, 144A	4.500%	1/15/29	BB	345,049
335	EQM Midstream Partners LP, 144A	7.500%	6/01/30	BB	321,816
525	EQM Midstream Partners LP, 144A	4.750%	1/15/31	BB	418,688
500	Genesis Energy LP / Genesis Energy Finance Corp	6.500%	10/01/25	B	461,250
1,305	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.000%	4/15/30	BB+	1,135,350
500	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.000%	2/01/31	BB+	430,000
1,305	Hilcorp Energy I LP / Hilcorp Finance Co, 144A	6.250%	4/15/32	BB+	1,146,038
525	Kosmos Energy Ltd, 144A	7.750%	5/01/27	B+	448,992
3,000	Laredo Petroleum Inc	9.500%	1/15/25	B	2,974,470
1,500	Leviathan Bond Ltd, Reg S, 144A	6.500%	6/30/27	BB	1,385,162
500	Medco Laurel Tree Pte Ltd, 144A	6.950%	11/12/28	B+	417,416
1,000	Medco Oak Tree Pte Ltd, 144A	7.375%	5/14/26	B1	910,500
4,000	MEG Energy Corp, 144A	5.875%	2/01/29	BB–	3,653,463
1,600	Murphy Oil Corp	5.875%	12/01/27	BB+	1,493,200
2,645	New Fortress Energy Inc, 144A	6.500%	9/30/26	BB–	2,395,739
700	NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB–	630,000
1,325	Parkland Corp, 144A	4.500%	10/01/29	BB	1,074,100
1,890	Parkland Corp/Canada, 144A	4.625%	5/01/30	BB	1,533,229
980	Petrobras Global Finance BV	6.900%	3/19/49	Ba1	875,630
550	Petrobras Global Finance BV	5.500%	6/10/51	Ba1	417,175
4,671	Petroleos Mexicanos	6.700%	2/16/32	BBB	3,561,638
619	Saka Energi Indonesia PT, 144A	4.450%	5/05/24	B+	567,122
1,000	SierraCol Energy Andina LLC, 144A	6.000%	6/15/28	B1	730,000
2,000	SM Energy Co	5.625%	6/01/25	BB–	1,890,000
1,000	SM Energy Co	6.750%	9/15/26	BB–	943,363
475	Sunoco LP / Sunoco Finance Corp	4.500%	5/15/29	BB	391,535
1,410	Sunoco LP / Sunoco Finance Corp, 144A	4.500%	4/30/30	BB	1,138,411
1,000	TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	B–	883,750
1,180	Tullow Oil PLC, 144A	10.250%	5/15/26	B2	1,126,900
3,000	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	2,662,500
53,081	Total Oil, Gas & Consumable Fuels				46,385,622

	Personal Products – 2.0%

3,000	Coty Inc/HFC Prestige Products Inc/HFC Prestige International US LLC, 144A	4.750%	1/15/29	BB–	2,574,990
1,175	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	5.000%	12/31/26	B2	1,004,637
2,325	Kronos Acquisition Holdings Inc / KIK Custom Products Inc, 144A	7.000%	12/31/27	CCC	1,743,750
745	Natura &Co Luxembourg Holdings Sarl, 144A	6.000%	4/19/29	BB	655,600
7,245	Total Personal Products				5,978,977

	Pharmaceuticals – 2.4%

2,740	Bausch Health Cos Inc, 144A	4.875%	6/01/28	BB	2,144,160
1,000	Bausch Health Cos Inc, 144A	7.250%	5/30/29	B	542,500
2,650	ORGANON & CO/ORG, 144A	5.125%	4/30/31	BB–	2,286,499
1,800	Teva Pharmaceutical Finance Netherlands III BV	6.750%	3/01/28	Ba2	1,676,250
495	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/09/29	Ba2	407,756
8,685	Total Pharmaceuticals				7,057,165

	Real Estate Management & Development – 2.0%

975	Howard Hughes Corp, 144A	4.125%	2/01/29	BB	752,006
1,050	Howard Hughes Corp, 144A	4.375%	2/01/31	BB	777,086
1,125	Kennedy-Wilson Inc	4.750%	3/01/29	BB	911,250

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Real Estate Management & Development (continued)

$2,175	Kennedy-Wilson Inc	5.000%	3/01/31	BB	$1,685,625
2,310	Realogy Group LLC / Realogy Co-Issuer Corp, 144A	5.250%	4/15/30	B+	1,709,400
7,635	Total Real Estate Management & Development				5,835,367

	Road & Rail – 0.4%

1,340	First Student Bidco Inc / First Transit Parent Inc, 144A	4.000%	7/31/29	BB+	1,071,718

	Software – 1.5%

2,000	Condor Merger Sub Inc, 144A	7.375%	2/15/30	CCC+	1,625,540
4,000	Rocket Software Inc, 144A	6.500%	2/15/29	CCC	2,891,277
6,000	Total Software				4,516,817

	Specialty Retail – 3.3%

1,035	Asbury Automotive Group Inc, 144A	4.625%	11/15/29	BB	855,169
2,605	Asbury Automotive Group Inc, 144A	5.000%	2/15/32	BB	2,129,587
950	Builders FirstSource Inc, 144A	6.375%	6/15/32	Ba2	847,875
945	LCM Investments Holdings II LLC, 144A	4.875%	5/01/29	BB–	719,239
750	Michaels Cos Inc, 144A	5.250%	5/01/28	Ba3	589,478
3,900	Michaels Cos Inc, 144A	7.875%	5/01/29	B3	2,570,178
1,500	Staples Inc, 144A	7.500%	4/15/26	B	1,243,305
1,000	Staples Inc, 144A	10.750%	4/15/27	CCC+	660,000
12,685	Total Specialty Retail				9,614,831

	Textiles, Apparel & Luxury Goods – 0.2%

725	Wolverine World Wide Inc, 144A	4.000%	8/15/29	Ba2	581,697

	Trading Companies & Distributors – 2.2%

2,090	Albion Financing 1 SARL / Aggreko Holdings Inc, 144A	6.125%	10/15/26	BB+	1,788,679
5,470	Albion Financing 2SARL, 144A	8.750%	4/15/27	BB–	4,581,125
7,560	Total Trading Companies & Distributors				6,369,804

	Transportation Infrastructure – 0.3%

1,000	Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	BB–	912,950

	Wireless Telecommunication Services – 2.6%

1,375	America Movil SAB de CV, 144A	5.375%	4/04/32	A–	1,220,313
1,550	C&W Senior Financing DAC, 144A	6.875%	9/15/27	BB–	1,391,125
725	CT Trust, 144A	5.125%	2/03/32	Ba1	580,906
900	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	773,109
250	Millicom International Cellular SA, 144A	4.500%	4/27/31	BB+	185,000
1,050	Oztel Holdings SPC Ltd, 144A	6.625%	4/24/28	Ba3	1,056,594
2,880	Vmed O2 UK Financing I PLC, 144A	4.750%	7/15/31	BB+	2,326,608
8,730	Total Wireless Telecommunication Services				7,533,655
$333,173	Total Corporate Bonds (cost $333,452,681)				277,140,062

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 16.8% (11.5% of Total Investments)

	Angola – 0.9%

$1,500	Angolan Government International Bond, 144A	8.250%	5/09/28	B3	$1,242,600
900	Angolan Government International Bond, 144A	8.000%	11/26/29	B–	709,758
1,050	Angolan Government International Bond, 144A	8.750%	4/14/32	B–	836,480
3,450	Total Angola				2,788,838

	Argentina – 0.2%

169	Argentine Republic Government International Bond	1.000%	7/09/29	CCC+	38,389
548	Argentine Republic Government International Bond	0.500%	7/09/30	CCC+	128,593
544	Argentine Republic Government International Bond	2.500%	7/09/41	CCC+	145,634

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Argentina (continued)

$1,050	Provincia de Buenos Aires/Government Bonds, 144A	3.900%	9/01/37	CCC+	$310,732
2,311	Total Argentina				623,348

	Bahrain – 0.5%

1,450	Bahrain Government International Bond, 144A	7.000%	10/12/28	B+	1,436,559

	Brazil – 0.6%

1,250	Brazilian Government International Bond	3.875%	6/12/30	Ba2	1,046,915
1,200	Brazilian Government International Bond	5.000%	1/27/45	Ba2	855,816
2,450	Total Brazil				1,902,731

	Colombia – 0.5%

2,150	Colombia Government International Bond	3.250%	4/22/32	Baa2	1,553,560

	Costa Rica – 0.4%

1,125	Costa Rica Government International Bond, 144A	6.125%	2/19/31	B	1,048,557

	Dominican Republic – 1.1%

650	Dominican Republic International Bond, 144A	5.500%	2/22/29	BB–	565,006
1,000	Dominican Republic International Bond, 144A	4.500%	1/30/30	BB–	800,568
1,500	Dominican Republic International Bond, 144A	4.875%	9/23/32	BB–	1,154,155
1,175	Dominican Republic International Bond, 144A	5.300%	1/21/41	BB–	814,031
4,325	Total Dominican Republic				3,333,760

	Ecuador – 0.5%

1,768	Ecuador Government International Bond, 144A	5.000%	7/31/30	B–	1,137,866
80	Ecuador Government International Bond, 144A	0.000%	7/31/30	B–	33,137
371	Ecuador Government International Bond, 144A	1.000%	7/31/35	B–	179,071
2,219	Total Ecuador				1,350,074

	Egypt – 1.3%

1,300	Egypt Government International Bond, 144A	5.875%	6/11/25	B+	1,099,618
1,700	Egypt Government International Bond, 144A	7.600%	3/01/29	B+	1,236,774
2,300	Egypt Government International Bond, 144A	7.053%	1/15/32	B+	1,490,906
5,300	Total Egypt				3,827,298

	El Salvador – 0.1%

725	El Salvador Government International Bond, 144A	7.650%	6/15/35	CCC+	231,608

	Ghana – 0.5%

3,325	Ghana Government International Bond, 144A	8.125%	3/26/32	B–	1,596,067

	Guatemala – 0.6%

1,980	Guatemala Government Bond, 144A	6.125%	6/01/50	Ba1	1,659,428

	Honduras – 0.2%

725	Honduras Government International Bond, 144A	6.250%	1/19/27	BB–	566,591

	Iraq – 0.7%

2,325	Iraq International Bond, 144A	5.800%	1/15/28	N/R	2,087,269

	Jamaica – 0.3%

850	Jamaica Government International Bond	7.875%	7/28/45	B+	891,035

	Jordan – 0.5%

500	Jordan Government International Bond, 144A	6.125%	1/29/26	B+	457,499
500	Jordan Government International Bond, 144A	7.750%	1/15/28	BB–	465,100
825	Jordan Government International Bond, 144A	5.850%	7/07/30	BB–	651,783
1,825	Total Jordan				1,574,382

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Kenya – 0.7%

$2,000	Republic of Kenya Government International Bond, 144A	7.000%	5/22/27	B+	$1,489,540
825	Republic of Kenya Government International Bond, 144A	6.300%	1/23/34	B+	512,440
2,825	Total Kenya				2,001,980

	Mongolia – 0.2%

675	Mongolia Government International Bond, 144A	4.450%	7/07/31	B	514,641

	Nigeria – 0.6%

1,200	Nigeria Government International Bond, 144A	6.125%	9/28/28	B2	849,000
1,425	Nigeria Government International Bond, 144A	7.875%	2/16/32	B2	988,237
2,625	Total Nigeria				1,837,237

	Oman – 1.4%

1,000	Oman Government International Bond, 144A	4.750%	6/15/26	BB–	951,640
800	Oman Government International Bond, 144A	6.750%	10/28/27	Ba3	815,046
1,500	Oman Government International Bond, 144A	6.000%	8/01/29	Ba3	1,443,330
800	Oman Sovereign Sukuk Co, 144A	4.875%	6/15/30	Ba3	775,000
4,100	Total Oman				3,985,016

	Pakistan – 0.6%

1,000	Pakistan Government International Bond, 144A	6.000%	4/08/26	B3	674,750
1,450	Pakistan Government International Bond, 144A	6.875%	12/05/27	B–	985,637
2,450	Total Pakistan				1,660,387

	Paraguay – 0.2%

600	Paraguay Government International Bond, 144A	3.849%	6/28/33	Ba1	489,072

	Rwanda – 0.6%

2,450	Rwanda International Government Bond, 144A	5.500%	8/09/31	B+	1,909,652

	Senegal – 0.4%

1,500	Senegal Government International Bond, 144A	6.250%	5/23/33	Ba3	1,146,300

	South Africa – 0.6%

1,925	Republic of South Africa Government International Bond	5.875%	4/20/32	Ba2	1,641,640

	Sri Lanka – 0.2%

1,500	Sri Lanka Government International Bond, 144A	6.125%	6/03/25	CC	484,785

	Turkey – 2.2%

1,800	Turkey Government International Bond	5.750%	3/22/24	B+	1,671,300
1,500	Turkey Government International Bond	5.125%	2/17/28	B+	1,140,000
1,250	Turkey Government International Bond	5.875%	6/26/31	B+	894,150
1,500	Turkey Government International Bond	6.500%	9/20/33	B+	1,072,500
1,250	Turkey Government International Bond	6.625%	2/17/45	B+	843,625
1,000	Turkiye Ihracat Kredi Bankasi AS, 144A	5.750%	7/06/26	B2	834,000
8,300	Total Turkey				6,455,575

	Ukraine – 0.2%

675	Ukraine Government International Bond, 144A	7.750%	9/01/25	CCC+	167,063
500	Ukraine Government International Bond, 144A	6.876%	5/21/29	CCC+	120,000
750	Ukraine Government International Bond, 144A	7.253%	3/15/33	CCC+	183,750
1,925	Total Ukraine				470,813
$67,410	Total Sovereign Debt (cost $66,076,175)				49,068,203

Principal Amount (000)	Description (1)	Coupon (3)	Reference Rate (3)	Spread (3)	Maturity (4)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 14.2% (9.7% of Total Investments) (3)

	Airlines – 1.2%

$750	AAdvantage Loyalty IP Ltd., Term Loan	5.813%	3-Month LIBOR	4.750%	4/20/28	Ba2	$717,454
3,170	Air Canada, Term Loan B	4.250%	3-Month LIBOR	3.500%	8/11/28	Ba2	2,924,325
12	SkyMiles IP Ltd., Term Loan B	4.813%	3-Month LIBOR	3.750%	10/20/27	Baa1	12,328
3,932	Total Airlines						3,654,107

	Auto Components – 0.4%

1,092	Autokiniton US Holdings, Inc., Term Loan B	5.620%	1-Month LIBOR	4.500%	4/06/28	B	1,012,598
270	Truck Hero Inc, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	242,385
1,362	Total Auto Components						1,254,983

	Beverages – 0.9%

875	Pegasus Bidco BV, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	832,344
1,980	Triton Water Holdings, Inc, Term Loan	5.750%	3-Month LIBOR	3.500%	3/31/28	B1	1,760,083
2,855	Total Beverages						2,592,427

	Building Products – 0.3%

1,000	CHI Doors Holdings Corp, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	993,125

	Capital Markets – 0.3%

864	Astra Acquisition Corp., Term Loan, First Lien	6.916%	1-Month LIBOR	5.250%	10/22/28	BB–	755,477

	Chemicals – 0.1%

284	W.R. Grace & Co.-Conn., Term Loan B	6.063%	3-Month LIBOR	3.750%	9/22/28	BB+	269,893

	Communications Equipment – 0.3%

835	Maxar Technologies Inc, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B	793,947

	Diversified Consumer Services – 1.0%

3,044	Spin Holdco Inc., Term Loan	5.611%	3-Month LIBOR	4.000%	3/04/28	B–	2,811,365

	Food Products – 0.7%

2,260	H Food Holdings LLC, Term Loan B3	6.666%	1-Month LIBOR	5.000%	5/31/25	B2	2,062,490

	Health Care Equipment & Supplies – 0.6%

1,974	Viant Medical Holdings, Inc., Term Loan, First Lien	5.416%	1-Month LIBOR	3.750%	7/02/25	B3	1,824,229

	Health Care Providers & Services – 2.0%
443	Da Vinci Purchaser Corp., Term Loan	6.250%	3-Month LIBOR	4.000%	11/26/26	B	420,794
2,846	Onex TSG Intermediate Corp., Term Loan B	6.416%	1-Month LIBOR	4.750%	2/26/28	B	2,661,244
400	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	374,344
2,577	U.S. Renal Care, Inc., Term Loan B	6.688%	1-Month LIBOR	5.000%	7/26/26	B–	1,792,713
743	US Radiology Specialists, Inc., Term Loan	7.500%	3-Month LIBOR	5.250%	12/15/27	B–	660,837
7,009	Total Health Care Providers & Services						5,909,932

	Health Care Technology – 0.7%

319	Athenahealth, Inc., Term Loan, (5)	3.500%	1-Month LIBOR	3.500%	1/27/29	B+	294,531
1,881	Athenahealth, Inc., Term Loan B	5.009%	1-Month LIBOR	3.500%	1/27/29	B+	1,737,730
2,200	Total Health Care Technology						2,032,261

	Hotels, Restaurants & Leisure – 0.2%

644	Life Time Fitness Inc , Term Loan B	6.325%	3-Month LIBOR	4.750%	12/15/24	B	636,313

	Insurance – 0.1%

198	Alliant Holdings Intermediate, LLC, Term Loan B4, (WI/DD)	TBD	TBD	TBD	TBD	B	184,788

	Paper & Forest Products – 0.6%

1,972	Sylvamo Corporation, Term Loan B	6.124%	1-Month LIBOR	4.500%	9/13/28	BB+	1,884,399

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon (3)	Reference Rate (3)	Spread (3)	Maturity (4)	Ratings (2)	Value

	Personal Products – 0.2%

$792	Journey Personal Care Corp., Term Loan B	6.500%	3-Month LIBOR	4.250%	3/01/28	B2	$617,760

	Semiconductors & Semiconductor Equipment – 0.4%

2,736	Bright Bidco B.V., Term Loan B	4.774%	3-Month LIBOR	3.500%	6/30/24	CCC	1,223,198

	Software – 2.6%

1,985	Apttus Corporation, Term Loan	5.621%	3-Month LIBOR	4.250%	5/06/28	BB	1,865,900
3,464	Finastra USA, Inc., Term Loan, First Lien	4.739%	3-Month LIBOR	3.500%	6/13/24	B+	3,132,582
995	Magenta Buyer LLC, Term Loan, First Lien	6.230%	3-Month LIBOR	5.000%	7/27/28	BB–	897,276
1,244	McAfee, LLC, Term Loan B	5.145%	1-Month LIBOR	4.000%	2/03/29	BB+	1,136,526
473	RealPage, Inc, Term Loan, First Lien	4.916%	1-Month LIBOR	3.250%	4/22/28	B+	438,161
8,161	Total Software						7,470,445

	Specialty Retail – 1.2%
1,489	Great Outdoors Group, LLC, Term Loan B	5.000%	3-Month LIBOR	4.250%	3/05/28	BB–	1,361,834
1,985	PetSmart, Inc., Term Loan B	4.500%	3-Month LIBOR	3.750%	2/12/28	BB–	1,874,336
222	WOOF Holdings, Inc, Term Loan, First Lien	5.813%	3-Month LIBOR	3.750%	12/21/27	B2	208,301
3,696	Total Specialty Retail						3,444,471

	Transportation Infrastructure – 0.2%

600	Brown Group Holding LLC, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	B+	577,248

	Wireless Telecommunication Services – 0.2%

743	GOGO Intermediate Holdings LLC, Term Loan B	4.989%	3-Month LIBOR	0.000%	4/30/28	B+	704,632
$47,161	Total Variable Rate Senior Loan Interests (cost $46,300,580)						41,697,490

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 8.7% (5.9% of Total Investments)

	Automobiles – 0.4%

$1,473	General Motors Financial Co Inc			5.750%	N/A (6)	BB+	$1,233,638

	Banks – 1.2%

2,000	Citigroup Inc			5.000%	N/A (6)	BBB–	1,760,000
1,000	NBK Tier 1 Ltd, 144A			3.625%	N/A (6)	Baa3	898,920
770	SVB Financial Group			4.100%	N/A (6)	Baa2	529,540
475	Turkiye Garanti Bankasi AS, 144A			7.177%	5/24/27	B–	403,855
4,245	Total Banks						3,592,315

	Communications Equipment – 0.9%

3,500	Vodafone Group PLC			4.125%	6/04/81	BB+	2,617,586

	Consumer Finance – 0.4%

1,500	Ally Financial Inc			4.700%	N/A (6)	Ba2	1,189,522

	Electric Utilities – 0.6%

2,000	Edison International			5.375%	N/A (6)	BB+	1,625,000

	Food Products – 0.8%
1,500	Land O’ Lakes Inc, 144A			8.000%	N/A (6)	BB	1,477,057
1,000	Land O’ Lakes Inc, 144A			7.000%	N/A (6)	BB	940,000
2,500	Total Food Products						2,417,057

	Independent Power & Renewable Electricity Producers – 0.6%

2,000	Vistra Corp, 144A			7.000%	N/A (6)	Ba3	1,815,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance – 1.0%

$1,750	Assurant Inc	7.000%	3/27/48	Baa3	$1,709,785
1,250	Enstar Finance LLC	5.750%	9/01/40	BBB–	1,135,272
3,000	Total Insurance				2,845,057

	Media – 0.6%

1,750	Paramount Global	6.375%	3/30/62	Baa3	1,562,400

	Multi-Utilities – 0.4%

1,500	Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	1,244,972

	Oil, Gas & Consumable Fuels – 0.6%

1,900	Energy Transfer LP	6.500%	N/A (6)	BB	1,679,443

	Trading Companies & Distributors – 0.8%

1,000	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	917,844
1,750	AerCap Holdings NV	5.875%	10/10/79	BB+	1,499,097
2,750	Total Trading Companies & Distributors				2,416,941

	Wireless Telecommunication Services – 0.4%

1,300	Network i2i Ltd, 144A	5.650%	N/A (6)	BB	1,205,750
$29,418	Total $1,000 Par (or similar) Institutional Preferred (cost $29,306,233)				25,444,681

Principal Amount (000)	Description (1), (7)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 6.5% (4.5% of Total Investments)

	Banks – 4.7%

$1,900	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (6)	Ba2	$1,734,918
1,980	Banco Mercantil del Norte SA/Grand Cayman, 144A	6.750%	N/A (6)	Ba2	1,863,200
2,100	Banco Santander SA	4.750%	N/A (6)	Ba1	1,717,151
1,000	Banco Santander SA, Reg S	7.500%	N/A (6)	Ba1	977,500
1,000	Bancolombia SA	4.625%	12/18/29	Ba3	872,500
1,500	Barclays PLC	6.125%	N/A (6)	BBB–	1,392,715
1,000	BNP Paribas SA, 144A	7.000%	N/A (6)	BBB	950,640
1,500	Danske Bank A/S, Reg S	4.375%	N/A (6)	BBB–	1,267,500
1,425	Intesa Sanpaolo SpA, 144A	7.700%	N/A (6)	BB–	1,283,566
2,000	Macquarie Bank Ltd/London, 144A	6.125%	N/A (6)	BB+	1,808,908
15,405	Total Banks				13,868,598

	Capital Markets – 1.8%

1,500	Credit Suisse Group AG, 144A	9.750%	12/30/49	BB	1,531,875
1,000	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB	922,500
2,650	Deutsche Bank AG	6.000%	N/A (6)	BB–	2,285,625
490	UBS Group AG, Reg S	5.125%	N/A (6)	BBB	439,162
5,640	Total Capital Markets				5,179,162
$21,045	Total Contingent Capital Securities (cost $20,888,213)				19,047,760

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.9% (1.3% of Total Investments)

	Banks – 0.5%

25,200	Western Alliance Bancorp	4.250%		Ba1	$552,636
39,371	Wintrust Financial Corp	6.875%		BB	1,016,953
	Total Banks				1,569,589

JGH	Nuveen Global High Income Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance – 0.5%

38,288	Assurant Inc	5.250%		Baa3	$851,908
30,000	Enstar Group Ltd	7.000%		BBB–	699,000
	Total Insurance				1,550,908

	Oil, Gas & Consumable Fuels – 0.5%

60,000	NuStar Energy LP	8.769%		B2	1,383,000

	Trading Companies & Distributors – 0.4%

40,000	WESCO International Inc	10.625%		B	1,096,800
	Total $25 Par (or similar) Retail Preferred (cost $5,966,426)				5,600,297

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 0.2% ( 0.2% of Total Investments)

$750	Industrial DPR Funding Ltd, 144A	5.380%	4/15/34	BBB	$730,725
$750	Total Asset-Backed Securities (cost $750,000)				730,725

Shares	Description (1)				Value

	COMMON STOCKS – 0.2% (0.1% of Total Investments)

	Airlines – 0.2%

47,127	Grupo Aeromexico SAB de CV, (8)				$506,200
	Total Common Stocks (cost $885,858)				506,200
	Total Long-Term Investments (cost $503,626,166)				419,235,418

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 3.3% (2.2% of Total Investments)

	REPURCHASE AGREEMENTS – 3.3% (2.2% of Total Investments)

$9,549	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/22, repurchase price $9,549,397, collateralized by $8,209,000, U.S. Treasury Inflation Index Notes, 0.625%, due 4/15/23, value $9,740,454	0.240%	7/01/22		$9,549,397
	Total Short-Term Investments (cost $9,549,397)				9,549,397
	Total Investments (cost $513,175,563) – 146.5%				428,784,815
	Borrowings – (47.1)% (9), (10)				(138,000,000)
	Other Assets Less Liabilities – 0.6% (11)				1,907,873
	Net Assets Applicable to Common Shares – 100%				$292,692,688

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$87,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/1/2018	7/1/2025	7/1/2027	$1,760,361	$1,760,361

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(4)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(5)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.

(6)	Perpetual security. Maturity date is not applicable.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(9)	Borrowings as a percentage of Total Investments is 32.2%.

(10)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(11)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as well as the OTC cleared and exchange-traded derivatives, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NPCT	Nuveen Core Plus Impact Fund Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG–TERM INVESTMENTS – 159.0% (100.0% of Total Investments)

	CORPORATE BONDS – 86.2% (54.2% of Total Investments)

	Airlines – 0.4%

$2,000	Delta Air Lines Inc	3.750%	10/28/29	Baa3	$1,584,950

	Auto Components – 1.0%

5,000	Dana Inc, (3)	4.250%	9/01/30	BB+	3,881,014

	Automobiles – 3.7%

3,510	Ford Motor Co	3.250%	2/12/32	BB+	2,625,129
15,300	Harley–Davidson Inc, (3)	4.625%	7/28/45	BBB+	11,767,708
18,810	Total Automobiles				14,392,837

	Banks – 9.3%

5,000	Alimentation Couche–Tard Inc, 144A	3.625%	5/13/51	BBB	3,620,924
17,000	Intesa Sanpaolo SpA, 144A	4.950%	6/01/42	BB+	11,485,861
10,000	Standard Chartered PLC, 144A, (3)	5.300%	1/09/43	BBB+	8,776,676
15,000	UniCredit SpA, 144A	5.459%	6/30/35	Baa3	12,122,756
47,000	Total Banks				36,006,217

	Capital Markets – 2.1%

9,000	Banco BTG Pactual SA/Cayman Islands, 144A	2.750%	1/11/26	Ba2	7,996,050

	Chemicals – 4.0%

5,000	LG Chem Ltd, 144A	2.375%	7/07/31	A3	4,185,219
5,000	LYB International Finance III LLC	3.800%	10/01/60	BBB	3,543,508
8,227	Star Energy Geothermal Wayang Windu Ltd, 144A	6.750%	4/24/33	Ba3	7,737,494
18,227	Total Chemicals				15,466,221

	Commercial Services & Supplies – 0.5%

2,040	New York Public Library Astor Lenox & Tilden Foundations	4.305%	7/01/45	AA–	1,981,116

	Communications Equipment – 1.7%

10,000	Vodafone Group PLC	5.125%	6/04/81	BB+	6,662,500

	Diversified Consumer Services – 1.4%

6,160	YMCA of Greater New York	2.303%	8/01/26	BBB	5,642,434

	Diversified Financial Services – 1.8%

2,400	Community Preservation Corp	2.867%	2/01/30	AA–	2,137,057
5,400	Power Finance Corp Ltd, Reg S	1.841%	9/21/28	Baa3	4,698,057
7,800	Total Diversified Financial Services				6,835,114

	Electric Utilities – 18.4%

5,000	EDP – Energias de Portugal SA, Reg S	1.875%	3/14/82	BB+	3,628,527
8,762	India Cleantech Energy, 144A	4.700%	8/10/26	Ba3	7,079,292
6,650	Interchile SA, 144A	4.500%	6/30/56	Baa1	5,464,144
10,794	Inversiones Latin America Power Ltda, 144A	5.125%	6/15/33	Ba1	6,179,790
2,000	Leeward Renewable Energy Operations LLC, 144A	4.250%	7/01/29	Ba3	1,594,770
7,330	Liberty Utilities Finance GP 1, 144A, (3)	2.050%	9/15/30	BBB+	6,010,280
7,000	Pattern Energy Operations LP / Pattern Energy Operations Inc, 144A, (3)	4.500%	8/15/28	BB–	6,090,000
2,806	Solar Star Funding LLC, 144A, (3)	5.375%	6/30/35	BBB	3,037,946
13,000	Southern California Edison Co, (3)	3.650%	6/01/51	A–	10,081,166
5,000	Star Energy Geothermal Darajat II / Star Energy Geothermal Salak, 144A	4.850%	10/14/38	Baa3	4,237,500

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electric Utilities (continued)

$4,504	Topaz Solar Farms LLC, 144A, (3)	5.750%	9/30/39	BB	$4,087,719
10,160	Topaz Solar Farms LLC, 144A	4.875%	9/30/39	BB	8,763,011
5,800	Vena Energy Capital Pte Ltd, Reg S	3.133%	2/26/25	BBB–	5,531,772
88,806	Total Electric Utilities				71,785,917

	Electrical Equipment – 1.0%

5,000	Sociedad de Transmision Austral SA, 144A	4.000%	1/27/32	Baa2	3,883,800

	Electronic Equipment, Instruments & Components – 1.2%

5,000	SK Battery America Inc, Reg S	2.125%	1/26/26	Baa3	4,522,083

	Equity Real Estate Investment Trust – 4.1%

9,915	HAT Holdings I LLC / HAT Holdings II LLC, 144A, (3)	3.375%	6/15/26	Baa3	8,526,900
2,000	HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.750%	9/15/30	Baa3	1,595,000
2,000	Host Hotels & Resorts LP	2.900%	12/15/31	BBB–	1,587,933
5,000	Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	4,122,192
18,915	Total Equity Real Estate Investment Trust				15,832,025

	Gas Utilities – 3.9%

15,000	Brooklyn Union Gas Co, 144A, (3)	4.273%	3/15/48	BBB+	12,255,740
4,000	Southern Co Gas Capital Corp	3.150%	9/30/51	BBB+	2,834,230
19,000	Total Gas Utilities				15,089,970

	Household Durables – 1.1%

5,000	Arcelik AS, Reg S	3.000%	5/27/26	BB+	4,460,644

	Independent Power & Renewable Electricity Producers – 11.9%

5,000	AES Corp	2.450%	1/15/31	BBB–	4,021,339
6,270	Atlantica Sustainable Infrastructure PLC, 144A	4.125%	6/15/28	BB+	5,459,797
6,746	Azure Power Energy Ltd, 144A	3.575%	8/19/26	BB+	5,564,018
2,400	Clearway Energy Operating LLC, 144A	4.750%	3/15/28	BB	2,159,236
5,100	Clearway Energy Operating LLC, 144A	3.750%	1/15/32	BB	4,041,750
7,050	Colbun SA, 144A	3.150%	1/19/32	BBB+	5,663,265
1,972	Continuum Energy Levanter Pte Ltd, 144A	4.500%	2/09/27	BB+	1,556,224
8,075	Sunnova Energy Corp, 144A, (3)	5.875%	9/01/26	B1	7,025,309
10,000	Sweihan PV Power Co PJSC, 144A	3.625%	1/31/49	BBB+	8,270,680
2,846	UEP Penonome II SA, 144A	6.500%	10/01/38	BB	2,650,214
55,459	Total Independent Power & Renewable Electricity Producers				46,411,832

	Machinery – 1.7%

5,000	Mueller Water Products Inc, 144A, (3)	4.000%	6/15/29	Ba1	4,361,700
2,305	YMCA of Greater New York	5.021%	8/01/38	BBB	2,275,165
7,305	Total Machinery				6,636,865

	Media – 1.8%

10,000	Discovery Communications LLC, (3)	4.000%	9/15/55	BBB–	7,005,059

	Metals & Mining – 1.2%

5,000	Teck Resources Ltd	5.200%	3/01/42	BBB–	4,557,636

	Mortgage Real Estate Investment Trust – 2.5%

5,745	Starwood Property Trust Inc, 144A	3.625%	7/15/26	BB+	4,868,887
5,710	Starwood Property Trust Inc, 144A	4.375%	1/15/27	BB+	4,956,623
11,455	Total Mortgage Real Estate Investment Trust				9,825,510

	Multiline Retail – 1.8%

10,000	Nordstrom Inc	5.000%	1/15/44	BBB–	7,125,000

NPCT	Nuveen Core Plus Impact Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi–Utilities – 0.5%

$2,244	Consolidated Edison Co of New York Inc	4.300%	12/01/56	A–	$1,966,113

	Oil, Gas & Consumable Fuels – 4.5%
4,828	Kinder Morgan Inc, (3)	5.300%	12/01/34	BBB	4,716,176
15,000	Santos Finance Ltd, 144A, (3)	3.649%	4/29/31	BBB	12,722,934
19,828	Total Oil, Gas & Consumable Fuels				17,439,110

	Real Estate Management & Development – 0.5%

2,250	GTC Aurora Luxembourg SA, Reg S	2.250%	6/23/26	BBB–	1,792,171

	Road & Rail – 2.4%
5,000	Kansas City Southern/Old	4.200%	11/15/69	BBB	4,056,408
7,000	Norfolk Southern Corp	4.100%	N/A (4)	BBB+	5,263,922
12,000	Total Road & Rail				9,320,330

	Trading Companies & Distributors – 1.8%
10,800	GATX Corp, (3)	3.100%	6/01/51	BBB	7,166,568
$414,099	Total Corporate Bonds (cost $433,035,624)				335,269,086

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 25.0% (15.7% of Total Investments)

	Banks – 8.5%

$10,375	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 144A	2.720%	8/11/31	Baa3	$9,106,760
6,250	Citigroup Inc	4.150%	N/A (4)	BBB–	5,015,625
6,250	JPMorgan Chase & Co	3.650%	N/A (4)	BBB+	5,118,750
11,195	PNC Financial Services Group Inc	3.400%	N/A (4)	Baa2	8,500,603
6,820	SVB Financial Group	4.000%	N/A (4)	Baa2	5,196,704
40,890	Total Banks				32,938,442

	Communications Equipment – 1.0%

5,000	Vodafone Group PLC	4.125%	6/04/81	BB+	3,739,408

	Consumer Finance – 2.3%

11,200	American Express Co	3.550%	N/A (4)	Baa2	9,112,432

	Electric Utilities – 1.6%

2,500	CMS Energy Corp	3.750%	12/01/50	BBB–	1,911,075
5,000	Southern Co, (3)	3.750%	9/15/51	BBB–	4,248,350
7,500	Total Electric Utilities				6,159,425

	Independent Power & Renewable Electricity Producers – 1.3%

4,331	AES Andes SA, 144A	6.350%	10/07/79	BB	3,827,498
1,500	Vistra Corp, 144A	7.000%	N/A (4)	Ba3	1,361,250
5,831	Total Independent Power & Renewable Electricity Producers				5,188,748

	Insurance – 3.6%

15,000	Swiss Re Finance Luxembourg SA, 144A, (3)	5.000%	4/02/49	A	14,193,750

	Multi–Utilities – 4.1%

5,000	Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	4,149,907
2,500	CMS Energy Corp	4.750%	6/01/50	BBB–	2,190,550
8,000	Engie SA, Reg S	1.875%	N/A (4)	BBB	5,784,013
4,600	Sempra Energy, (3)	4.125%	4/01/52	BBB–	3,688,145
20,100	Total Multi–Utilities				15,812,615

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors – 2.6%
$12,000	Air Lease Corp	4.650%	N/A (4)	BB+	$9,964,677
$117,521	Total $1,000 Par (or similar) Institutional Preferred (cost $121,842,397)				97,109,497

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET–BACKED SECURITIES – 13.5% ( 8.5% of Total Investments)

$6,500	Alen 2021–ACEN Mortgage Trust, 144A, (1–Month LIBOR reference rate + 4.000% spread), (5)	5.324%	4/15/34	BB–	$6,147,855
5,000	BAMLL Commercial Mortgage Securities Trust 2021–JACX, 144A, (1–Month LIBOR reference rate + 3.750% spread), (5)	5.074%	9/15/38	Ba2	4,725,141
65,637	Freddie Mac Multifamily ML Certificates, 144A	0.771%	3/25/38	N/R	3,970,411
46,434	Freddie Mac Multifamily ML Certificates, (I/O)	1.299%	7/25/41	N/R	5,143,445
2,273	GoodLeap Sustainable Home Solutions Trust 2021–3, 144A	3.500%	5/20/48	N/R	1,868,429
2,565	GoodLeap Sustainable Home Solutions Trust 2021–4, 144A	3.500%	7/20/48	BB	2,128,622
10,000	MFT Trust 2020–ABC, 144A	3.593%	2/10/42	N/R	7,949,919
4,913	Mosaic Solar Loan Trust 2019–2, 144A	0.000%	9/20/40	N/R	3,120,045
6,119	Mosaic Solar Loan Trust 2020–1, 144A	0.000%	4/20/46	N/R	5,812,722
5,661	Natixis Commercial Mortgage Securities Trust 2019–MILE, 144A, (1–Month LIBOR reference rate + 2.750% spread), (5)	4.074%	7/15/36	N/R	5,497,277
700	Natixis Commercial Mortgage Securities Trust 2019–MILE, 144A, (1–Month LIBOR reference rate + 3.500% spread), (5)	4.824%	7/15/36	N/R	668,753
7,420	NYC Commercial Mortgage Trust 2021–909, 144A	3.312%	4/10/43	N/R	5,492,626
$163,222	Total Asset–Backed Securities (cost $58,595,593)				52,525,245

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE–BACKED SECURITIES – 11.0% (7.0% of Total Investments)

$4,000	BBCMS Mortgage Trust 2020–C6, 144A	3.811%	2/15/53	N/R	$3,070,914
3,840	Benchmark 2019–B10 Mortgage Trust, 144A	4.029%	3/15/62	N/R	2,971,896
7,887	COMM 2020–CX Mortgage Trust, 144A	2.773%	11/10/46	N/R	5,766,418
28,727	Freddie Mac Multifamily ML Certificates	2.126%	1/25/38	N/R	5,232,591
3,000	Hudson Yards 2019–55HY Mortgage Trust, 144A	3.041%	12/10/41	N/R	2,319,877
5,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018–AON, 144A	4.767%	7/05/31	B	4,794,340
80,369	SLG Office Trust 2021–OVA, (I/O), 144A	0.258%	7/15/41	AA–	1,409,809
3,860	SLG Office Trust 2021–OVA, 144A	2.851%	7/15/41	N/R	2,986,550
8,000	SLG Office Trust 2021–OVA, 144A	2.851%	7/15/41	N/R	5,915,880
3,500	SUMIT 2022–BVUE Mortgage Trust, 144A	2.989%	2/12/41	N/R	2,571,057
7,000	VNDO Trust 2016–350P, 144A	4.033%	1/10/35	B	5,920,609
$155,183	Total Mortgage–Backed Securities (cost $51,749,995)				42,959,941

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 9.2% (5.8% of Total Investments)

	Banks – 1.7%

300,000	First Republic Bank/CA	4.000%		BBB–	$5,136,000
75,000	First Republic Bank/CA	4.250%		BBB–	1,332,000
	Total Banks				6,468,000

	Capital Markets – 1.3%

300,000	Affiliated Managers Group Inc	4.200%		Baa1	5,247,000

	Equity Real Estate Investment Trust – 1.9%

400,000	Hudson Pacific Properties Inc	4.750%		Baa3	7,620,000

	Independent Power & Renewable Electricity Producers – 1.1%

200,000	Brookfield Renewable Partners LP	5.250%		BBB–	4,161,000

NPCT	Nuveen Core Plus Impact Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Shares	Description (1)			Coupon		Ratings (2)	Value

	Multi–Utilities – 1.4%

$100,426	Brookfield Infrastructure Partners LP			5.125%		BBB–	$1,877,464
200,000	CMS Energy Corp			4.200%		BBB–	3,554,000
	Total Multi–Utilities						5,431,464

	Real Estate Management & Development – 0.3%

77,904	Brookfield Property Partners LP			5.750%		BB	1,330,600

	Trading Companies & Distributors – 1.5%

269,000	Triton International Ltd			5.750%		BB	5,708,180
	Total $25 Par (or similar) Retail Preferred (cost $48,440,556)						35,966,244

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT–6.3% (3.9% of Total Investments)

	Benin–1.8%

$10,000	Benin Government International Bond, 144A			4.950%	1/22/35	B+	$6,808,199

	Chile–1.0%

5,000	Chile Government International Bond			3.100%	5/07/41	A1	3,804,252

	Egypt–0.5%

2,500	Egypt Government International Bond, 144A			5.250%	10/06/25	B+	2,043,680

	Mexico–0.9%

5,000	Mexico Government International Bond			2.250%	8/12/36	BBB	3,635,162

	Peru–2.1%
9,870	Peruvian Government International Bond			3.000%	1/15/34	Baa1	8,096,412
$32,370	Total Sovereign Debt (cost $34,771,923)						24,387,705

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS–4.0% (2.5% of Total Investments) (6)

	Commercial Services & Supplies–2.5%

$10,524	Liberty Tire Recycling Holdco, LLC, Term Loan	6.750%	3-Month LIBOR	4.500%	5/07/28	B	$9,682,399

	Electric Utilities–1.5%
6,137	ExGen Renewables IV, LLC, Term Loan	4.080%	3-Month LIBOR	2.500%	12/15/27	BB–	5,936,954
$16,661	Total Variable Rate Senior Loan Interests (cost $16,620,494)						15,619,353

Principal Amount (000)	Description (1)				Optional Call Provisions (8)	Ratings (2)	Value

	MUNICIPAL BONDS–3.8% (2.4% of Total Investments)

	Arizona – 0.2%

$810	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, KIPPC NYC Public Charter Schools - Gerard Facility Project, Series 2021C, 3.250%, 7/01/31				No Opt. Call	BBB–	$719,001

	District of Columbia – 0.0%

220	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Taxable Senior Lien Green Series 2014A, 4.814%, 10/01/14				No Opt. Call	AAA	221,687

Principal Amount (000)	Description (1)	Optional Call Provisions (8)	Ratings (2)	Value

	Florida – 0.9%

$3,395	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail Expansion Project, Series 2021A-1, 6.750%, 12/01/56 (AMT) (Mandatory Put 8/15/23),144A	7/22 at 100.00	N/R	$3,356,738

	Michigan – 1.3%

	City of Detroit MI:
1,000	2.960%, 4/01/27	No Opt. Call	BB–	916,724
500	3.110%, 4/01/28	No Opt. Call	BB–	449,334
2,245	3.244%, 4/01/29	No Opt. Call	BB–	1,986,412
425	3.344%, 4/01/30	No Opt. Call	BB–	371,540
1,575	Detroit, Wayne County, Michigan, General Obligation Bonds, Taxable Series 2021B, 3.644%, 4/01/34	4/31 at 100.00	BB–	1,347,618
5,745	Total Michigan			5,071,628

	New York – 1.4%

5,300	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Taxable Green Climate Certified Series 2020C-2, 5.175%, 11/15/49	No Opt. Call	A3	5,492,390
$15,470	Total Municipal Bonds (cost $17,323,275)			14,861,444
	Total Long-Term Investments (cost $782,379,857)			618,698,515
	Borrowings – (33.6)% (9), (10)			(130,600,000)
	Reverse Repurchase Agreements, including accrued interest – (28.7)% (11)			(111,634,660)
	Other Assets Less Liabilities – 3.3% (12)			12,615,786
	Net Assets – 100%			$389,079,641

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. Dollar	8,267,223	Euro	7,668,164	Morgan Stanley Capital Services LLC	8/26/2022	$202,340

Cross Currency Swaps – OTC Uncleared

Counterparty	Terms of payments to be paid	Terms of payments to be received	Currency	Maturity Date	Amount Local Currency)	Value	Premiums Paid (Received)	Appreciation Depreciation)
Citibank N.A.		Fixed semi-annual 3.562%	USD	6/23/26	2,725,875	$340,512	$24,714	$315,798
	Fixed annual 2.250%		EUR		2,250,000
Morgan Stanley Capital Services LLC		Fixed annual 3.337%	USD	9/21/28	6,376,320	724,351	(3)	724,354
	Fixed semi-annual 1.841%		EUR		5,400,000
Morgan Stanley Capital Services LLC		Fixed annual 4.330%	USD	5/27/26	6,088,500	814,548	4,250	810,298
	Fixed semi-annual 3.000%		EUR		5,000,000
J.P. Morgan Securities Inc.		Fixed annual 3.431%	USD	6/14/29	5,905,000	722,962	(3,983)	726,945
	Fixed semi-annual 1.875%		EUR		5,000,000
Citibank N.A.		Fixed annual 3.775%	USD	8/12/36	5,909,000	1,002,048	12,259	989,789
	Fixed semi-annual 2.250%		EUR		5,000,000
Citibank N.A.		Fixed annual 3.472%	USD	7/2/31	5,904,500	856,155	16,692	839,463
	Fixed semi-annual 1.875%		EUR		5,000,000
Citibank N.A.		Fixed annual 3.493%	USD	7/2/31	3,543,900	521,325	(6,741)	528,066
	Fixed semi-annual 1.875%		EUR		3,000,000
Total						$4,981,901	$47,188	$4,934,713

NPCT	Nuveen Core Plus Impact Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch, Inc. (“Fitch”). If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of splitrated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $134,351,856 have been pledged as collateral for reverse repurchase agreements.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)

Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(9)	Borrowings as a percentage of Total Investments is 21.1%.

(10)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(11)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 18.0%.

(12)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

I/O	Interest only security

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JLS	Nuveen Mortgage and Income Fund Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 142.1% (100% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 101.3% (71.3% of Total Investments)

$1,500	ACRE Commercial Mortgage 2021-FL4 Ltd, 144A, (1-Month LIBOR reference rate + 2.600% spread), (3), (4)	4.212%	12/18/37	N/R	$1,439,550
500	Alen 2021-ACEN Mortgage Trust, 144A, (1-Month LIBOR reference rate + 4.000% spread), (4)	5.324%	4/15/34	BB–	472,912
1,000	Angel Oak Mortgage Trust 2019–5, 144A	3.957%	10/25/49	BB	942,388
1,000	BANK 2017-BNK6, (3)	3.851%	7/15/60	A	906,700
1,000	BANK 2019-BNK21, 144A	2.500%	10/17/52	BBB	710,008
1,000	BBCMS Mortgage Trust 2020-C6, 144A	3.811%	2/15/53	N/R	871,547
1,500	Benchmark 2020-B18 Mortgage Trust, 144A, (3)	4.139%	7/15/53	B–	1,294,257
845	CD 2016-CD1 Mortgage Trust, (3)	3.631%	8/10/49	A–	763,153
1,500	CD 2016-CD2 Mortgage Trust	4.114%	11/10/49	A–	1,322,688
1,028	CD 2017-CD3 Mortgage Trust, (3)	4.699%	2/10/50	A–	932,594
25	CF 2020-P1 Mortgage Trust, 144A	2.840%	4/15/25	N/R	23,903
672	CFK Trust 2019-FAX, 144A	4.791%	1/15/39	N/R	604,875
503	CHL Mortgage Pass-Through Trust 2006-HYB1	2.761%	3/20/36	Caa3	478,012
1,500	COMM 2013-LC13 Mortgage Trust, 144A, (3)	5.425%	8/10/46	BB–	1,368,516
700	COMM 2014-CCRE15 Mortgage Trust, 144A	4.822%	2/10/47	Baa2	677,864
925	COMM 2014-CCRE15 Mortgage Trust	4.822%	2/10/47	A2	911,852
1,469	COMM 2014-CCRE19 Mortgage Trust, 144A, (3)	4.854%	8/10/47	BBB–	1,343,578
500	Comm 2014-UBS2 Mortgage Trust, (3)	5.113%	3/10/47	Baa1	487,694
1,500	COMM 2014-UBS3 Mortgage Trust, 144A, (3)	4.926%	6/10/47	N/R	1,358,219
1,400	COMM 2015-CCRE22 Mortgage Trust, 144A	3.000%	3/10/48	BB–	1,143,033
2,000	COMM 2015-CCRE23 Mortgage Trust, (3)	4.428%	5/10/48	N/R	1,768,672
800	COMM 2015-CCRE25 Mortgage Trust, (3)	4.679%	8/10/48	A–	736,789
1,245	COMM 2015-CCRE25 Mortgage Trust	3.929%	8/10/48	BB	1,043,705
3,030	Connecticut Avenue Securities Trust 2021-R01, 144A, (SOFR30A reference rate + 3.100% spread), (4)	4.026%	10/25/41	B+	2,595,519
3,000	Connecticut Avenue Securities Trust 2021-R01, 144A, (SOFR30A reference rate + 6.000% spread), (4)	6.926%	10/25/41	N/R	2,494,514
625	Connecticut Avenue Securities Trust 2021-R03, 144A, (SOFR30A reference rate + 5.500% spread), (4)	6.426%	12/25/41	N/R	509,673
2,300	Connecticut Avenue Securities Trust 2022-R01, 144A, (SOFR30A reference rate + 3.150% spread), (3), (4)	4.076%	12/25/41	BB	1,962,225
2,100	Connecticut Avenue Securities Trust 2022-R01, 144A, (SOFR30A reference rate + 6.000% spread), (4)	6.926%	12/25/41	N/R	1,709,131
3,000	Connecticut Avenue Securities Trust 2022-R02, 144A, (SOFR30A reference rate + 4.500% spread), (3), (4)	5.426%	1/25/42	B+	2,629,760
1,000	Connecticut Avenue Securities Trust 2022-R03, 144A, (SOFR30A reference rate + 3.500% spread), (3), (4)	4.426%	3/25/42	BBB–	951,349
450	Connecticut Avenue Securities Trust 2022-R03, 144A, (SOFR30A reference rate + 6.250% spread), (4)	6.349%	3/25/42	BB–	439,466
440	Connecticut Avenue Securities Trust 2022-R04, 144A, (SOFR30A reference rate + 5.250% spread), (4)	6.176%	3/25/42	BB–	410,269
200	Connecticut Avenue Securities Trust 2022-R04, 144A, (SOFR30A reference rate + 3.100% spread), (4)	4.026%	3/25/42	BBB–	187,018
460	Connecticut Avenue Securities Trust 2022-R06, 144A, (SOFR30A reference rate + 3.850% spread), (4)	4.798%	5/25/42	BBB–	447,355
250	Connecticut Avenue Securities Trust 2022-R06, 144A, (SOFR30A reference rate + 6.350% spread), (4)	7.298%	5/25/42	BB–	245,318
33,000	DOLP Trust 2021-NYC, (I/O), 144A	0.665%	5/10/41	A–	1,437,127
4,900	Fannie Mae Connecticut Avenue Securities, 144A, (SOFR30A reference rate + 3.300% spread), (4)	4.226%	11/25/41	B+	4,190,876
685	Farmer Mac Agricultural Real Estate Trust 1992-A, 144A	3.237%	7/25/51	N/R	561,123
587	First Horizon Alternative Mortgage Securities Trust 2005-AA7	2.448%	9/25/35	N/R	530,693
90	Flagstar Mortgage Trust 2017-2, 144A	4.049%	10/25/47	Aa3	86,244
7,739	Freddie Mac Multifamily ML Certificates, (I/O)	1.299%	7/25/41	N/R	857,241
2,970	Freddie Mac Stacr Remic Trust 2020-DNA1, 144A, (1-Month LIBOR reference rate + 2.300% spread), (4)	3.924%	12/25/49	B	2,654,361
4,900	Freddie Mac STACR Remic Trust 2020-DNA2, 144A, (1-Month LIBOR reference rate + 2.500% spread), (3), (4)	4.124%	2/25/50	B	4,191,819

JLS	Nuveen Mortgage and Income Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$1,650	Freddie Mac STACR REMIC Trust 2020-DNA6, 144A, (SOFR30A reference rate + 3.000% spread), (4)	3.926%	12/25/50	B+	$1,379,341
3,000	Freddie Mac STACR REMIC Trust 2021-DNA5, 144A, (SOFR30A reference rate + 3.050% spread), (3), (4)	3.976%	1/25/34	BB–	2,574,823
2,000	Freddie Mac STACR REMIC Trust 2021-DNA6, 144A, (SOFR30A reference rate + 7.500% spread), (4)	8.426%	10/25/41	N/R	1,705,281
1,000	Freddie Mac STACR REMIC Trust 2021-DNA6, 144A, (SOFR30A reference rate + 3.400% spread), (4)	4.326%	10/25/41	BB–	855,403
3,300	Freddie Mac STACR REMIC Trust 2021-HQA4, 144A, (SOFR30A reference rate + 3.750% spread), (3), (4)	4.676%	12/25/41	N/R	2,724,055
3,000	Freddie Mac STACR REMIC Trust 2022-DNA1, 144A, (SOFR30A reference rate + 3.400% spread), (4)	4.326%	1/25/42	B+	2,527,993
1,000	Freddie Mac STACR REMIC Trust 2022-DNA1, 144A, (SOFR30A reference rate + 7.100% spread), (4)	8.026%	1/25/42	N/R	803,348
300	Freddie Mac STACR REMIC Trust 2022-DNA3, 144A, (SOFR30A reference rate + 2.900% spread), (4)	3.826%	4/25/42	BBB	282,008
1,000	Freddie Mac STACR REMIC Trust 2022-DNA3, 144A, (SOFR30A reference rate + 5.650% spread), (4)	6.576%	4/25/42	B+	915,351
500	Freddie Mac STACR REMIC Trust 2022-DNA4, 144A, (SOFR30A reference rate + 3.350% spread), (4)	4.276%	5/25/42	BBB–	475,347
500	Freddie Mac STACR REMIC Trust 2022-DNA4, 144A, (SOFR30A reference rate + 5.250% spread), (4)	6.176%	5/25/42	BB–	467,038
1,000	Freddie Mac STACR REMIC Trust 2022-HQA1, 144A, (SOFR30A reference rate + 5.250% spread), (3), (4)	6.176%	3/25/42	B+	930,453
3,000	Freddie Mac STACR Trust 2019-DNA4, 144A, (1-Month LIBOR reference rate + 2.700% spread), (4)	4.324%	10/25/49	BB–	2,842,369
136	Freddie Mac Strips, (I/O), (1-Month LIBOR reference rate + 5.920% spread), (4)	4.596%	3/15/44	N/R	16,881
1,270	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A, (SOFR30A reference rate + 3.750% spread), (3), (4)	4.676%	2/25/42	BB	1,140,185
1,500	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A, (SOFR30A reference rate + 4.750% spread), (4)	5.676%	2/25/42	B+	1,320,108
1,020	Freddie Mac Structured Agency Credit Risk Debt Notes, 144A, (SOFR30A reference rate + 4.000% spread), (4)	4.926%	11/25/50	Ba3	960,591
1,400	GS Mortgage Securities Corp II, 144A, (1-Month LIBOR reference rate + 3.350% spread), (4)	4.674%	11/15/36	N/R	1,325,900
1,500	GS Mortgage Securities Corp Trust 2017-SLP, 144A	4.744%	10/10/32	B	1,458,398
1,000	GS Mortgage Securities Corp Trust 2018-TWR, 144A, (1-Month LIBOR reference rate + 1.450% spread), (3), (4)	2.774%	7/15/31	BBB	958,804
1,100	GS Mortgage Securities Corp Trust 2018-TWR, 144A, (1-Month LIBOR reference rate + 1.600% spread), (4)	2.924%	7/15/31	BB	1,043,032
700	GS Mortgage Securities Corp Trust 2018-TWR, 144A, (1-Month LIBOR reference rate + 2.100% spread), (4)	3.424%	7/15/31	B	664,388
700	GS Mortgage Securities Corp Trust 2018-TWR, 144A, (1-Month LIBOR reference rate + 2.800% spread), (4)	4.124%	7/15/31	CCC	663,379
700	GS Mortgage Securities Corp Trust 2018-TWR, 144A, (1-Month LIBOR reference rate + 3.925% spread), (4)	5.249%	7/15/31	N/R	624,166
2,000	GS Mortgage Securities Trust 2016-GS4, (3)	4.080%	11/10/49	A–	1,773,107
1,000	Hudson Yards , 144A	3.041%	12/10/41	N/R	773,292
287	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES, 144A	4.601%	5/05/32	BBB–	272,614
441	JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON UES, 144A	4.601%	5/05/32	BB–	410,606
366	JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN, 144A	3.972%	1/16/37	N/R	335,342
898	JP Morgan Mortgage Trust 2018-6, 144A	3.868%	12/25/48	Baa3	820,108
1,600	JPMBB Commercial Mortgage Securities Trust 2014-C22, (3)	4.702%	9/15/47	BBB	1,461,870
1,000	JPMBB Commercial Mortgage Securities Trust 2015-C27, (3)	3.898%	2/15/48	N/R	954,730
760	JPMBB Commercial Mortgage Securities Trust 2015-C29, (3)	4.118%	5/15/48	AA–	724,610
1,189	JPMBB Commercial Mortgage Securities Trust 2016-C1, (3)	4.890%	3/17/49	A–	1,141,576
1,849	JPMCC Commercial Mortgage Securities Trust 2017-JP7, 144A, (3)	4.531%	9/15/50	BBB	1,555,152
600	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19, (3)	4.000%	12/15/47	N/R	569,523
226	Morgan Stanley Capital I Trust 2015-MS1	4.169%	5/15/48	N/R	218,610
196	Morgan Stanley Mortgage Loan Trust 2007-15AR	2.789%	11/25/37	CCC	153,272
1,000	MRCD 2019-MARK Mortgage Trust, 144A	2.718%	12/15/36	N/R	901,644
500	MRCD 2019-MARK Mortgage Trust, 144A	2.718%	12/15/36	BBB–	456,035

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$250	MSCG Trust 2015-ALDR, 144A	3.577%	6/07/35	BBB–	$206,375
750	MSCG Trust 2015-ALDR, 144A	3.577%	6/07/35	A–	649,377
1,000	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 2.750% spread), (3), (4)	4.074%	7/15/36	N/R	971,079
1,050	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (4)	5.574%	7/15/36	N/R	992,266
2,000	OPG Trust 2021-PORT, 144A, (1-Month LIBOR reference rate + 1.529% spread), (4)	2.853%	10/15/36	N/R	1,824,311
1,000	PKHL Commercial Mortgage Trust 2021-MF, 144A, (1-Month LIBOR reference rate + 2.000% spread), (3), (4)	3.325%	7/15/38	BBB	937,549
40,180	SLG Office Trust 2021-OVA, (I/O), 144A	0.258%	7/15/41	AA–	704,826
1,688	SMR 2022-IND Mortgage Trust, 144A, (CME Term SOFR 1-Month reference rate + 3.950% spread), (3), (4)	5.229%	2/15/39	Baa3	1,606,152
1,500	Spruce Hill Mortgage Loan Trust 2020-SH1, 144A	3.827%	1/28/50	BBB	1,404,094
127,100	SUMIT 2022-BVUE Mortgage Trust, 144A	0.179%	2/12/41	A1	839,419
1,000	UBS-Barclays Commercial Mortgage Trust 2013-C5, 144A, (3)	3.649%	3/10/46	AA–	974,273
1,500	VNDO Trust 2016-350P, 144A	4.033%	1/10/35	B	1,268,702
1,190	Wells Fargo Commercial Mortgage Trust 2012-LC5, 144A, (3)	4.869%	10/15/45	A	1,179,120
1,300	Wells Fargo Commercial Mortgage Trust 2015-NXS1, (3)	4.288%	5/15/48	BBB–	1,182,536
$323,534	Total Mortgage-Backed Securities (cost $119,215,891)				106,614,402

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES – 40.8% ( 28.7% of Total Investments)

$1,057	AASET 2020-1 Trust, 144A	6.413%	1/16/40	B	$158,550
894	Adams Outdoor Advertising LP, 144A	4.810%	11/15/48	A	879,644
1,500	Adams Outdoor Advertising LP, 144A	7.356%	11/15/48	BB	1,457,778
750	Affirm Asset Securitization Trust 2021-B, 144A	2.540%	8/17/26	N/R	683,955
500	AGL CLO 19 Ltd, 144A, (CME Term SOFR 3 Month reference rate + 2.750% spread), (4)	3.938%	7/21/35	AA	493,550
1,014	Air Canada 2020-2 Class A Pass Through Trust, 144A, (3)	5.250%	4/01/29	A	1,013,240
918	Air Canada 2020-2 Class B Pass Through Trust, 144A, (3)	9.000%	10/01/25	BBB	951,448
1,300	Avis Budget Rental Car Funding AESOP LLC, 144A	4.080%	2/20/28	Ba2	1,162,774
299	Bojangles Issuer LLC, 144A	3.832%	10/20/50	N/R	283,583
500	Bonanza RE Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 4.750% spread), (4)	6.448%	12/23/24	N/R	492,750
250	Bonanza RE Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.750% spread), (4)	7.425%	3/16/25	N/R	246,525
556	British Airways 2020-1 Class A Pass Through Trust, 144A, (3)	4.250%	11/15/32	A	534,169
504	British Airways 2020-1 Class B Pass Through Trust, 144A, (3)	8.375%	11/15/28	BBB	528,366
550	Caelus Re VI Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.380% spread), (4)	7.075%	6/07/23	N/R	542,300
2,000	Cars Net Lease Mortgage Notes Series 2020-1, 144A	4.690%	12/15/50	BBB	1,882,939
775	CARS-DB4 LP, 144A	4.520%	2/15/50	BBB	701,269
2	Carvana Auto Receivables Trust, 144A	0.000%	5/10/28	N/R	1,200,000
250	Cayuga Park CLO Ltd, 144A, (3-Month LIBOR reference rate + 6.000% spread), (4)	7.044%	7/17/34	BB–	218,869
385	CIFC Funding 2020-II Ltd, 144A, (3-Month LIBOR reference rate + 6.500% spread), (4)	7.563%	10/20/34	BB–	344,616
375	CIFC Funding 2022-II Ltd, 144A, (CME Term SOFR 3 Month reference rate + 7.000% spread), (4)	7.737%	4/19/35	Ba3	337,261
750	CIFC Funding 2022-IV Ltd, 144A, (SOFR reference rate + 3.550% spread), (4)	5.152%	7/16/35	BBB–	705,354
250	Citrus Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 5.100% spread), (4)	6.900%	6/07/25	N/R	249,000
408	DB Master Finance LLC, 144A	4.021%	5/20/49	BBB	393,853
750	EWC Master Issuer LLC, 144A	5.500%	3/15/52	N/R	725,480
500	Goldentree Loan Opportunities IX Ltd, 144A, (3-Month LIBOR reference rate + 5.660% spread), (4)	6.899%	10/29/29	BB–	440,460
500	GoldentTree Loan Management US CLO 1 Ltd, 144A, (3-Month LIBOR reference rate + 7.500% spread), (4)	7.617%	10/20/34	B–	433,155
375	Gracie Point International Funding 2021-1, 144A, (1-Month LIBOR reference rate + 2.400% spread), (4)	3.462%	11/01/23	N/R	370,175
492	Hardee’s Funding LLC, 144A	3.981%	12/20/50	BBB	447,247

JLS	Nuveen Mortgage and Income Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED SECURITIES (continued)

$500	Hertz Vehicle Financing III LLC, 144A	4.850%	6/25/26	Ba2	$447,203
250	Hestia Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 9.500% spread), (4)	9.500%	4/22/25	N/R	247,300
382	HIN Timeshare Trust 2020-A, 144A	5.500%	10/09/39	BB	366,795
273	HIN Timeshare Trust 2020-A, 144A	6.500%	10/09/39	B	261,796
648	Jack in the Box Funding LLC, 144A	4.476%	8/25/49	BBB	620,954
282	LUNAR AIRCRAFT 2020-1 LTD, 144A	4.335%	2/15/45	BB	221,040
500	Madison Park Funding XXXVI Ltd, 144A, (CME Term SOFR 3 Month reference rate + 5.460% spread), (4)	5.764%	4/15/35	BBB–	467,173
1,125	Magnetite XXIII Ltd, 144A, (3-Month LIBOR reference rate + 6.300% spread), (4)	7.484%	1/25/35	BB–	992,690
285	Matterhorn Re Ltd, 144A	0.000%	12/07/22	N/R	259,207
250	Matterhorn Re Ltd, 144A, (SOFR reference rate + 5.315% spread), (4)	6.771%	3/24/25	N/R	244,000
1,630	Mexico Remittances Funding Fiduciary Estate Management Sarl, 144A	4.875%	1/15/28	BB+	1,320,300
1,367	Mosaic Solar Loan Trust 2019-2, 144A	0.000%	9/20/40	N/R	868,062
111	Mosaic Solar Loan Trust 2020-1, 144A	4.470%	4/20/46	N/R	110,897
263	Mosaic Solar Loan Trust 2020-1, 144A	6.910%	4/20/46	N/R	262,456
949	Mosaic Solar Loan Trust 2020-1, 144A	0.000%	4/20/46	N/R	901,197
1,068	Mosaic Solar Loan Trust 2020-2, 144A	5.420%	8/20/46	N/R	1,014,843
753	MVW 2020-1 LLC, 144A	4.210%	10/20/37	BBB	727,476
348	MVW 2020-1 LLC, 144A	7.140%	10/20/37	BB	343,585
300	NBC Funding LLC, 144A	4.970%	7/30/51	N/R	268,267
500	Oportun Funding 2022-1 LLC, 144A	6.000%	6/15/29	N/R	487,358
500	Oportun Funding XIV LLC, 144A	5.400%	3/08/28	N/R	473,010
1,000	Oportun Issuance Trust 2021-B, 144A	5.410%	5/08/31	N/R	945,639
350	Oportun Issuance Trust 2021-C, 144A	5.570%	10/08/31	N/R	313,582
625	Palmer Square CLO Ltd, 144A, (CME Term SOFR 3 Month reference rate + 6.350% spread), (4)	6.816%	4/20/35	Ba3	557,473
250	Purchasing Power Funding 2021-A LLC, 144A	4.370%	10/15/25	N/R	245,858
1,463	Purewest Funding LLC, 144A	4.091%	12/22/36	BBB+	1,412,258
1	Putnam RE PTE Ltd, 144A, (1-Month U.S. Treasury Bill reference rate + 5.500% spread), (4), (5), (6)	7.175%	6/07/24	N/R	—
400	Residential Reinsurance 2020 Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 6.180% spread), (4)	6.510%	12/06/24	N/R	399,560
500	SD Re Ltd, 144A, (3-Month U.S. Treasury Bill reference rate + 9.250% spread), (4)	10.948%	11/19/24	N/R	494,600
1,292	SERVPRO Master Issuer LLC, 144A	3.882%	10/25/49	BBB–	1,202,836
579	Sesac Finance LLC, 144A	5.216%	7/25/49	N/R	555,692
82	Sierra Timeshare 2019-3 Receivables Funding LLC, 144A	4.180%	8/20/36	BB	78,480
494	Sierra Timeshare 2020-2 Receivables Funding LLC, 144A	6.590%	7/20/37	BB	484,441
1,000	Sixth Street CLO XIX Ltd, 144A, (3-Month LIBOR reference rate + 5.900% spread), (4)	6.035%	7/20/34	BB–	871,163
581	START Ireland, 144A	5.095%	3/15/44	BB	451,818
499	Taco Bell Funding LLC, 144A	4.970%	5/25/46	BBB	495,519
1,000	TCW CLO 2021-2 Ltd, 144A, (3-Month LIBOR reference rate + 6.860% spread), (4)	6.985%	7/25/34	BB–	910,890
1,000	TES 2017-1 LLC, 144A	7.740%	10/20/47	N/R	966,231
1,355	United Airlines 2020-1 Class A Pass Through Trust, (3)	5.875%	10/15/27	A	1,331,221
500	VB–S1 Issuer LLC-VBTEL, 144A	4.288%	2/15/52	BBB–	453,269
1,464	Vivint Solar Financing V LLC, 144A	7.370%	4/30/48	N/R	1,436,015
614	VR Funding LLC, 144A	6.420%	11/15/50	N/R	578,725
$45,737	Total Asset–Backed Securities (cost $46,085,016)				42,969,189
	Total Long-Term Investments (cost $165,300,907)				149,583,591
	Borrowings – (7.8)% (7), (8)				(8,245,000)
	Reverse Repurchase Agreements, including accrued interest – (33.6)% (9)				(35,419,702)
	Other Assets Less Liabilities – (0.7)%				(630,759)
	Net Assets – 100%				$105,288,130

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)

Investment, or portion of investment has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $49,886,210 have been pledged as collateral for reverse repurchase agreements.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.

(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(7)	Borrowings as a percentage of Total Investments is 5.5%.

(8)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $28,967,523 have been pledged as collateral for borrowings.

(9)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 23.7%.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

I/O	Interest only security

LIBOR	London Inter-Bank Offered Rate

SOFR	Secured Overnight Financing Rate

SOFR30A	30 Day Average Secured Overnight Financing Rate

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2022

(Unaudited)

	JGH	NPCT(1)	JLS
Assets
Long-term investments, at value (cost $503,626,166, $782,379,857 and $165,300,907, respectively)	$419,235,418	$618,698,515	$149,583,591
Short-term investments, at value (cost approximates value)	9,549,397	—	—
Cash	48,750	—	—
Cash denominated in foreign currencies (cost $275,295)	—	269,771	—
Swaps premiums paid	—	47,188	—
Unrealized appreciation on:
Cross currency swaps	—	4,934,713	—
Forward foreign currency exchange contracts	—	202,340	—
Interest rate swaps	1,760,361	—	—
Receivable for:
Dividends	29,481	75,563	—
Interest	7,000,065	6,881,247	581,981
Investments sold	2,419,378	20,076,577	—
Reclaims	15,707	154,336	1,079
Other assets	787,074	31,910	59,534
Total assets	440,845,631	651,372,160	150,226,185
Liabilities
Cash overdraft	—	16,315,776	7,055
Cash collateral due to broker	2,320,854	—	—
Borrowings	138,000,000	130,600,000	8,245,000
Reverse repurchase agreements, including accrued interest	—	111,634,660	35,419,702
Payable for:
Dividends	2,576,356	2,694,165	453,565
Payable for Investments purchased – regular settlement	—	—	447,203
Payable for Investments purchased – when-issued/delayed-delivery settlement	4,109,029	—	—
Unfunded senior loans	318,841	—	—
Accrued expenses:
Interest on borrowings	219,994	220,102	23,764
Management fees	320,027	522,891	117,167
Trustees fees	107,635	18,829	56,728
Other	180,207	286,096	167,871
Total liabilities	148,152,943	262,292,519	44,938,055
Net assets applicable to common shares	$292,692,688	$389,079,641	$105,288,130
Common shares outstanding	23,177,393	28,755,000	5,487,440
Net asset value (“NAV”) per common share outstanding	$12.63	$13.53	$19.19
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$231,774	$287,550	$54,874
Paid-in surplus	476,260,206	565,295,626	122,987,839
Total distributable earnings	(183,799,292)	(176,503,535)	(17,754,583)
Net assets applicable to common shares	$292,692,688	$389,079,641	$105,288,130
Authorized common shares	Unlimited	Unlimited	Unlimited
(1)	Consolidated Statement of Assets and Liabilities (as disclosed in Note 1).

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2022

(Unaudited)

	JGH	NPCT(1)	JLS
Investment Income
Dividends	$153,452	$1,189,208	$—
Interest	15,103,009	15,063,268	3,825,383
Rehypothecation income	—	—	140
Tax Withheld	—	(433)	—
Total Investment Income	15,256,461	16,252,043	3,825,523
Expenses
Management fees	2,104,867	3,540,995	736,651
Interest expense	912,682	1,378,647	356,607
Custodian fees	77,563	26,028	21,458
Trustees fees	6,931	16,526	2,142
Professional fees	49,088	39,502	68,418
Shareholder reporting expenses	43,933	—	13,252
Shareholder servicing agent fees	259	7,087	562
Stock exchange listing fees	3,783	14,067	3,783
Investor relations expense	64,532	32,651	9,048
Other	16,728	5,655	5,551
Total expenses	3,280,366	5,061,158	1,217,472
Net investment income (loss)	11,976,095	11,190,885	2,608,051
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(7,852,105)	(10,856,248)	(445,564)
Forward foreign currency exchange contracts	—	73,018	—
Swaps	(738,195)	410,479	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(86,449,615)	(162,443,985)	(15,926,114)
Forward foreign currency exchange contracts	—	31,065	—
Swaps	5,996,948	3,168,966	—
Net realized and unrealized gain (loss)	(89,042,967)	(169,616,705)	(16,371,678)
Net increase (decrease) in net assets applicable to common shares from operations	(77,066,872)	(158,425,820)	(13,763,627)
(1)	Consolidated Statement of Operations (as disclosed in Note 1).

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JGH		NPCT(1)
	Unaudited Six Months Ended 6/30/2022	Year Ended 12/31/21	Unaudited Six Months Ended 6/30/2022	For the period 4/27/21 (commencement of operations) through 12/31/21
Operations
Net investment income (loss)	$11,976,095	$24,147,881	$11,190,885	$8,935,776
Net realized gain (loss) from:
Investments and foreign currency	(7,852,105)	23,207,067	(10,856,248)	848,644
Forward foreign currency exchange contracts	—	—	73,018	283,146
Swaps	(738,195)	(1,646,145)	410,479	156,234
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(86,449,615)	(27,936,191)	(162,443,985)	(1,252,416)
Forward foreign currency exchange contracts	—	—	31,065	171,275
Swaps	5,996,948	4,556,301	3,168,966	1,765,747
Net increase (decrease) in net assets applicable to common shares from operations	(77,066,872)	22,328,913	(158,425,820)	10,908,406
Distributions to Common Shareholders
Dividends	(15,714,272)	(22,729,429)	(17,770,590)	(11,231,531)
Return of capital	—	(7,424,359)	—	(9,500,824)
Decrease in net assets applicable to common shares from distributions to common shareholders	(15,714,272)	(30,153,788)	(17,770,590)	(20,732,355)
Capital Share Transactions
Common shares:
Proceeds from sale of shares	—	—	—	575,000,000
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	575,000,000
Net increase (decrease) in net assets applicable to common shares	(92,781,144)	(7,824,875)	(176,196,410)	565,176,051
Net assets applicable to common shares at the beginning of period	385,473,832	393,298,707	565,276,051	100,000
Net assets applicable to common shares at the end of period	$292,692,688	$385,473,832	$389,079,641	$565,276,051
(1)	Consolidated Statement of Changes in Net Assets (as disclosed in Note 1).

See accompanying notes to financial statements.

	JLS
	Unaudited Six Months Ended 6/30/2022	Year Ended 12/31/21
Operations
Net investment income (loss)	$2,608,051	$4,548,254
Net realized gain (loss) from:
Investments and foreign currency	(445,564)	1,064,856
Forward foreign currency exchange contracts	—	—
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(15,926,114)	(170,240)
Forward foreign currency exchange contracts	—	—
Swaps	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(13,763,627)	5,442,870
Distributions to Common Shareholders
Dividends	(2,732,745)	(4,636,388)
Return of capital	—	(664,479)
Decrease in net assets applicable to common shares from distributions to common shareholders	(2,732,745)	(5,300,867)
Capital Share Transactions
Common shares:
Proceeds from sale of shares	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—
Net increase (decrease) in net assets applicable to common shares	(16,496,372)	142,003
Net assets applicable to common shares at the beginning of period	121,784,502	121,642,499
Net assets applicable to common shares at the end of period	$105,288,130	$121,784,502

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2022

(Unaudited)

	JGH	NPCT	JLS
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(77,066,872)	$(158,425,820)	$(13,763,627)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(78,595,669)	(49,493,604)	(43,690,982)
Proceeds from sales and maturities of investments	90,454,470	120,434,657	42,321,414
Proceeds from (Purchase of) short-term investments, net	1,227,414	1,090,714	215,000
Proceeds from (Purchases of) closed foreign currency spot contracts	—	4,181	—
Premiums received (paid) for interest rate swaps	—	(150)	—
Amortization (Accretion) of premiums and discounts, net	(71,527)	841,655	(30,029)
(Increase) Decrease in:
Receivable for interest	(68,505)	(280,745)	(10,611)
Receivable for dividends	6,457	(22,029)	—
Receivable for investments sold	439,819	(20,065,327)	—
Receivable for reclaims	791	(29,062)	76
Other assets	(598,633)	13,641	5,422
Increase (Decrease) in:
Investments purchased – regular settlement	—	—	447,203
Investments purchased – when-issued/delayed-delivery settlement	995,034	(2,505,383)	—
Payable for unfunded senior loans	318,841	—	—
Accrued management fees	(71,550)	(173,665)	(16,171)
Accrued interest on borrowings	214,203	216,551	79,023
Accrued Trustees fees	(13,885)	7,066	(8,466)
Accrued other expenses	16,525	9,009	28,663
Net realized (gain) loss from:
Investments and foreign currency	7,852,105	10,856,248	445,564
Paydowns	(29,002)	35,872	(83,218)
Change in net unrealized appreciation (depreciation) of investments:
Investments and foreign currency	86,449,615	162,443,985	15,926,114
Forward foreign currency contracts	—	(31,065)	—
Swaps	(5,996,948)	(3,168,966)	—
Net cash provided by (used in) operating activities	25,462,683	61,757,763	1,865,375
Cash Flow from Financing Activities:
Proceeds from borrowings	1,000,000	3,000,000	1,750,000
(Repayments of) borrowings	(22,000,000)	(39,400,000)	(1,960,000)
Proceeds from reverse repurchase agreements	—	366,915,000	69,717,000
(Repayments of) reverse repurchase agreements	—	(393,335,000)	(68,655,000)
Increase (Decrease) in:
Cash overdraft	—	16,315,776	(438,195)
Cash collateral due to broker	2,320,854	—	—
Cash distributions paid to common shareholders	(13,137,916)	(15,076,425)	(2,279,180)
Net cash provided by (used in) financing activities	(31,817,062)	(61,580,649)	(1,865,375)
Net Increase (Decrease) in Cash and Cash Denominated in Foreign Currencies	(6,354,379)	177,114	—
Cash and cash collateral at brokers at the beginning of period	6,403,129	92,657	—
Cash and cash denominated in foreign currencies at the end of period	$48,750	$269,771	$—

The following table provides a reconciliation of cash and cash denominated in foreign currencies to the statement of assets and liabilities:
Cash	$48,750	$—	$—
Cash denominated in foreign currencies	—	269,771	—
Total cash and cash denominated in foreign currencies	$48,750	$269,771	$—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding borrowing costs)	$650,792	$1,160,002	$276,068

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired	Ending NAV	Ending Share Price

JGH
Year Ended 12/31:
2022(h)	$16.63	$0.52	$(3.84)	$(3.32)	$(0.68)	$—	$—	$(0.68)	$—	$12.63	$11.58
2021	16.97	1.04	(0.08)	0.96	(0.98)	—	(0.32)	(1.30)	—	16.63	15.88
2020	18.14	1.10	(1.16)	(0.06)	(1.07)	—	(0.04)	(1.11)	—	16.97	15.55
2019	16.01	1.19	2.17	3.36	(1.20)	—	(0.03)	(1.23)	—	18.14	16.38
2018	18.51	1.26	(2.42)	(1.16)	(1.27)	—	(0.08)	(1.35)	0.01	16.01	13.65
2017	17.82	1.42	0.71	2.13	(1.34)	—	(0.10)	(1.44)	—	18.51	16.91

NPCT(g)
Period Ended 12/31:
2022(h)	19.66	0.39	(5.90)	(5.51)	(0.62)	—	—	(0.62)	—	13.53	11.72
2021(i)	20.00	0.31	0.07	0.38	(0.36)	(0.03)	(0.33)	(0.72)	—	19.66	18.30

The following tables set forth information regarding each Fund’s outstanding senior securities as of the end of each Fund’s last five fiscal periods, as applicable.

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)(e)	Asset Coverage Per $1,000(f)

JGH
Year Ended 12/31:
2022(h)	$138,000	$3,121
2021	159,000	3,424
2020	149,200	3,636
2019	175,200	3,400
2018	175,200	3,118
2017	175,200	3,455

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)(e)	Asset Coverage Per $1,000(f)

NPCT
Period Ended 12/31:
2022(h)	$130,600	$3,979
2021(i)	167,000	4,385

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(20.46)%	(23.34)%	$292,693	1.91	%*	6.96	%*	16%
5.82	10.84	385,474	1.68		6.16		87
0.39	2.88	393,299	1.87		6.94		35
21.54	29.93	420,480	2.64		6.84		43
(6.67)	(11.97)	371,082	2.51		7.10		61
12.25	15.14	430,058	2.08		7.70		77

(28.44)	(33.07)	389,080	2.17	*	4.80	*	7
1.90	(4.96)	565,276	1.47	*	2.28	*	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per common share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings, where applicable, (as described in Note 8 – Borrowing Arrangements).
	•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JGH
Year Ended 12/31:
2022(h)	0.53	%*
2021	0.35
2020	0.59
2019	1.33
2018	1.19
2017	0.78

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NPCT
2022(h)	0.59	%*
2021(f)	0.18	*

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount as of the end of the relevant fiscal year.
(f)

Asset Coverage Per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the results by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

(g)	Consolidated Financial Highlights (as disclosed in Note 1).
(h)	Unaudited. For the six months ended June 30, 2022.
(i)	For the period April 27, 2021 (commencement of operations) through December 31, 2021.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price

JLS
Year Ended 12/31:
2022(h)	$22.19	$0.48	$(2.98)	$(2.50)	$(0.50)	$—	$—	$(0.50)	$19.19	$16.52
2021	22.17	0.83	0.16	0.99	(0.85)	—	(0.12)	(0.97)	22.19	20.96
2020	22.83	0.86	(0.55)	0.31	(0.73)	—	(0.24)	(0.97)	22.17	19.77
2019	23.02	0.76	0.41	1.17	(0.92)	—	(0.44)	(1.36)	22.83	21.96
2018	24.70	1.16	(0.76)	0.40	(1.52)	(0.49)	(0.07)	(2.08)	23.02	22.35
2017	25.02	1.34	1.65	2.99	(1.94)	(1.37)	—	(3.31)	24.70	24.69

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of the Fund’s last five fiscal periods, as applicable.

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)(f)	Asset Coverage Per $1,000(g)

JLS
Year Ended 12/31:
2022(h)	$8,245	$13,770
2021	8,455	15,404
2020	15,505	8,845
2019	—	—
2018	147,200	3,485
2017	147,200	3,666

		Ratios/Supplemental Data Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(11.39)%	(19.00)%	$105,288	2.16	%*	4.62	%*	N/A	N/A	27%
4.47	11.02	121,785	1.87		3.69		N/A	N/A	73
1.69	(5.36)	121,642	2.46		3.11		1.54%	4.04%	117
5.16	4.27	125,253	2.72		3.08		2.53	3.26	100
1.63	(1.06)	365,810	2.89		4.77		N/A	N/A	44
12.21	16.79	392,453	2.51		5.12		N/A	N/A	85

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per common share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings, where applicable, (as described in Note 8 – Fund Leverage).
	•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and/or to borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JLS
Year Ended 12/31:
2022(h)	0.63	%*
2021	0.45
2020	0.91
2019	1.15
2018	1.26
2017	0.93

(d)	During the fiscal year ended December 31, 2019, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its restructuring.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(f)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount as of the end of the relevant fiscal year.
(g)

Asset Coverage per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the results by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

(h)	Unaudited. For the six months ended June 30, 2022.
N/A	Fund did not have a contractual reimbursement with the Adviser.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Global High Income Fund (JGH)

•	Nuveen Core Plus Impact Fund (NPCT)

•	Nuveen Mortgage and Income Fund (JLS)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. JGH, NPCT and JLS were organized as Massachusetts business trusts on August 5, 2014, December 4, 2020 and September 10, 2009, respectively.

Current Fiscal Period

The end of the reporting period for the Funds is June 30, 2022. The period covered by these Notes to Financial Statements is for the six months ended June 30, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolio, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser and Teachers Advisors, LLC (“TAL”), an affiliate of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NAM manages the investment portfolios of JGH and NPCT, while TAL manages the investment portfolio of JLS.

Developments Regarding JGH’s Control Share By-Law

On January 14, 2021, the Fund’s Board of Trustees (the “Trustees”) received a shareholder demand letter (the “Demand Letter”) from Saba Capital CEF Opportunities 1, Ltd. and Saba Capital Management, L.P. (collectively, “Saba”) demanding that the Fund (i) rescind the Fund’s by-law provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”) and (ii) commence judicial action against the Trustees to ensure that the Control Share By-Law is withdrawn. Following review of the Demand Letter, the Trustees determined that it would not be in the best interests of the Fund or the Fund’s shareholders to take the actions requested in the Demand Letter. Also on January 14, 2021, Saba filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against the Fund, certain other Nuveen funds and the Trustees, seeking a declaration that the Control Share By-Law violates the 1940 Act, rescission of the Control Share By-Law and a permanent injunction against applying the Control Share By-Law. On February 18, 2022, the District Court granted judgment in favor of Saba’s claim for rescission of the Control Share By-Law and Saba’s declaratory judgment claim, and declared that the Control Share By-Law violates Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Trustees amended the Fund’s by-laws to provide that the Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Developments Regarding NPCT’s and JLS’s Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended bylaws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same Control Share By-Law. On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the District Court against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Basis for Consolidation

NPCT is presented on a consolidated basis with the Nuveen Core Plus Impact Fund Ltd. (the “Subsidiary”), a wholly-owned subsidiary of NPCT organized under the laws of the Cayman Islands. The Subsidiary commenced operations on April 27, 2021 and is intended to provide the Fund with exposure to Regulation S fixed-income securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private placement transactions with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended. The Subsidiary is advised by the Adviser and has the same investment objective as NPCT, but unlike NPCT, it may invest in Regulation S securities without limitation. As of the end of the reporting period, the net assets of the Subsidiary were $20,906,489 representing 5% of the Fund’s consolidated net assets. All inter-company transactions and balances have been eliminated.

Select financial information related to the Subsidiary is as follows:

NPCT
Total long-term investments at value	$20,573,657
Net assets applicable to Common Shares	20,906,489
Net investment income (loss)	282,350
Net realized gain (loss) from investments and foreign currency	(80,866)
Change in net unrealized appreciation (depreciation) from investments and foreign currency	(8,290,724)

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of their trustees or to it’s officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund has implemented a level distribution program to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the Fund. Under this program, the Fund’s regular monthly distribution, in order to maintain its level distribution amount, may include net investment income, return of capital and potentially capital gains for tax purposes. The amounts and sources of distributions are reported for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end.

Notes to Financial Statements (continued)

(Unaudited)

NPCT makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular monthly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The amounts and sources of distributions reported for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end.

Foreign Currency Transactions and Translation

To the extent that JGH and NPCT invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

JGH	Value	% of Total Investments
Country:
Canada	$21,035,206	4.9%
Mexico	12,095,068	2.8
Brazil	9,836,127	2.3
Turkey	9,001,961	2.1
South Africa	8,419,379	2.0
France	8,342,032	1.9
Australia	8,088,358	1.9
Spain	7,555,818	1.8
United Kingdom	7,163,906	1.7
Netherlands	6,598,041	1.5
Luxembourg	6,369,804	1.5
Colombia	6,251,569	1.5
Israel	5,378,406	1.3
Other	75,089,005	17.4
Total non-U.S. securities	$191,224,680	44.6%

NPCT	Value	% of Total Investments
Country:
Chile	$28,822,749	4.7%
Italy	23,608,616	3.8
United Kingdom	19,178,584	3.1
India	18,897,591	3.1
Canada	18,366,931	3.0
Australia	16,845,126	2.7
Switzerland	14,193,750	2.3
Mexico	12,741,923	2.1
Indonesia	11,974,994	1.9
South Korea	8,707,302	1.4
Other	68,230,339	10.9
Total non-U.S. securities	$241,567,905	39.0%

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest, fee income, if any and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Notes to Financial Statements (continued)

(Unaudited)

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Board and are generally classified as Level 2.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JGH	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$277,140,062	$—		$277,140,062
Sovereign Debt	—	49,068,203	—		49,068,203
Variable Rate Senior Loan Interests	—	41,697,490	—		41,697,490
$1,000 Par (or similar) Institutional Preferred	—	25,444,681	—		25,444,681
Contingent Capital Securities	—	19,047,760	—		19,047,760
$25 Par (or similar) Retail Preferred	5,600,297	—	—		5,600,297
Asset-Backed Securities	—	730,725	—		730,725
Common Stocks	506,200	—	—		506,200

Short-Term Investments:
Repurchase Agreements	—	9,549,397	—		9,549,397

Investments in Derivatives:
Interest Rate Swaps**	—	1,760,361	—		1,760,361
Total	$6,106,497	$424,438,679	$—		$430,545,176

NPCT
Long-Term Investments*:
Corporate Bonds	$—	$335,269,086	$—		$335,269,086
$1,000 Par (or similar) Institutional Preferred	—	97,109,497	—		97,109,497
Asset-Backed Securities	—	52,525,245	—		52,525,245
Mortgage-Backed Securities	—	42,959,941	—		42,959,941
$25 Par (or similar) Retail Preferred	35,966,244		—		35,966,244
Sovereign Debt	—	24,387,705	—		24,387,705
Variable Rate Senior Loan Interests	—	15,619,353	—		15,619,353
Municipal Bonds	—	14,861,444	—		14,861,444

Investments in Derivatives:
Forward Foreign Currency Contracts**	—	202,340	—		202,340
Cross Currency Swaps**	—	4,934,713	—		4,934,713
Total	$35,966,244	$587,869,324	$—		$623,835,568

JLS
Long-Term Investments*:
Mortgage-Backed Securities	$—	$106,614,402	$—		$106,614,402
Asset-Backed Securities	—	42,969,189	—	***	42,969,189
Total	$—	$149,583,591	$—		$149,583,591
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments for JGH and NPCT

Pursuant to the terms of certain of the variable rate senior loan agreements, JGH and NPCT may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, JGH’s and NPCT’s outstanding unfunded senior loan commitments were as follow:

	JGH	NPCT
Outstanding unfunded senior loan commitments	$318,841	$—

Participation Commitments for JGH and NPCT

With respect to the senior loans held in JGH’s and NPCT’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual

Notes to Financial Statements (continued)

(Unaudited)

agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, JGH and NPCT had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
JGH	Fixed Income Clearing Corporation	$9,549,397	$(9,740,454)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	JGH	NPCT	JLS
Purchases	$78,595,669	$49,493,604	$43,683,927
Sales and maturities	90,454,470	120,434,657	42,321,414

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

NPCT is authorized to enter into forward foreign currency contracts (“forward contracts”) under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, NPCT used forward foreign currency contracts to hedge exposure to Euro denominated positions.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

NPCT
Average notional amount of forward foreign currency contracts outstanding*	$10,128,517
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Assets Derivatives		(Liablity)Derivatives
		Location	Value	Location	Value
NPCT
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$202,340	—	$—

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$202,340	$—	$202,340	$—	$202,340
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Funds’ Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Foreign currency exchange rate	Forward contracts	$73,018	$31,065

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

Notes to Financial Statements (continued)

(Unaudited)

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JGH continued to use interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

Cross Currency Swap Contracts

NPCT uses cross currency swap contracts to gain or mitigate exposure to foreign exchange markets. A cross currency swap is an agreement between two parties to exchange two different currencies with the understanding that the exchange will be reversed at a later date at specified exchange rates.

Risks may arise upon entering into these contracts from the potential of default by counterparty and, depending on their terms, may be subject to foreign exchange risk.

Cross currency swap contracts are valued daily. Upon entering into a cross currency swap contract the exchange of currencies takes place at the current spot rate. For an OTC Uncleared swap not cleared through a clearing house, the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or deprecation on cross currency swaps.”

Upon the execution of an OTC Cleared swap, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on cross currency swaps” as described in the preceding paragraph.

Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract and recognized as a component of “Realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. At maturity, the re-exchange may take place at the same exchange rate, a specified rate, or the then current spot rate. Changes in value of the swap contracts during the fiscal period are recognized as a component of “Change in unrealized appreciation (depreciation) of swaps” on the Statement of the Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Cross currency swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, NPCT utilized cross currency swaps to hedge its Euro exposure to U.S. dollars.

The average notional amount of each Fund’s respective swap contracts outstanding during the current fiscal period was as follows:

	JGH	NPCT
Average notional amount of swap contracts outstanding*	$87,400,000	$36,453,095
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by JGH and NPCT as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JGH
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$1,760,361	—	$—
NPCT
Foreign currency exchange rate	Swaps (OTC Uncleared)	Unrealized appreciation on cross currency swaps**	$4,934,713	—	$—
**

Some swaps contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

					Gross Amount Net Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Swaps***	Gross Unrealized (Depreciation) on Swaps***	Net Unrealized Appreciation (Depreciation) on Swaps***	Swaps Premiums Paid (Received)	Collateral Pledged to (from) Counterparty	Net Exposure
JGH	Morgan Stanley Capital Services LLC	$1,760,361	$—	$1,760,361	$—	$(2,321,907)	$(561,546)
NPCT	Citibank N.A.	$2,673,116	$—	$2,673,116	$46,924	$—	$2,720,040
	J.P. Morgan Securities Inc.	726,945	$—	726,945	(3,983)	—	722,962
	Morgan Stanley Capital Services LLC	1,534,652	$—	1,534,652	4,247	—	1,538,899
		$4,934,713	$—	$4,934,713	$47,188	$—	$4,981,901
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JGH	Interest rate	Swaps	$(738,195)	$5,996,948
NPCT	Foreign currency exchange rate	Swaps	410,479	3,168,966

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

The Fund did not have any transactions in common shares during the current and prior fiscal periods.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

As of the end of the reporting period, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JGH	$513,302,688	$2,074,181	$(84,831,693)	$(82,757,512)
NPCT	783,924,616	5,528,428	(165,570,288)	(160,041,860)
JLS	165,476,051	282,933	(16,175,393)	(15,892,460)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of prior fiscal period end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
JGH	$—	$—	$(2,314,518)	$(88,723,247)	$—	$19,617	$(91,018,148)
NPCT	—	—	(240,653)	—	—	(66,472)	(307,125)
JLS	—	—	(90,101)	(1,168,110)	—	—	(1,258,211)

As of prior fiscal period end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
JGH	$25,221,422	$63,501,825	$88,723,247
NPCT	—	—	—
JLS	1,168,110	—	1,168,110

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

	JGH	NPCT
Average Daily Managed Assets	Fund-Level Fee Rate	Fund-Level Fee Rate
For the first $500 million	0.7000%	0.8000%
For the next $500 million	0.6750	0.7750
For the next $500 million	0.6500	0.7500
For the next $500 million	0.6250	0.7250
For managed assets over $2 billion	0.6000	0.7000

JLS
Average Daily Managed Assets[1]	Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $150 million	0.7750
For the next $600 million	0.7625
For managed assets over $1 billion	0.7500

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level[2]	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
[1]

“Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).

Notes to Financial Statements (continued)

(Unaudited)

[2]

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2022, the complex-level fee for each Fund was 0.1571%.

8. Fund Leverage

Borrowings

JGH, NPCT and JLS have entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowings Information for JGH

The Fund has entered into a 364-day revolving line of credit. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JGH
Maximum commitment amount	$165,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JGH
Outstanding balance on Borrowings	$138,000,000

Interest is charged on the Borrowings drawn amount at a rate per annum equal to one-month LIBOR (London Inter-Bank Offered Rate) plus 0.70% for LIBOR loans or Federal Funds rate plus 0.80% for Base Rate Loans. The Fund also accrued a 0.15% per annum commitment fee based on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount otherwise the per annum commitment fee is 0.25%.

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JGH
Average daily balance outstanding	$149,646,409
Average annual interest rate	1.16%

Borrowings Information for NPCT

The Fund has entered into a committed financing agreement. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

NPCT
Maximum commitment amount	$160,000,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

NPCT
Outstanding balance on Borrowings	$130,600,000

Interest is charged on these Borrowings at Fed Funds plus 0.65% per annum on the amount borrowed and accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% of the maximum commitment amount. and a one-time upfront fee of 0.05% (0.025% paid at closing of the Borrowings and 0.025% due at the one year anniversary) per annum of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

NPCT
Average daily balance outstanding	$157,332,597
Average annual interest rate	1.08%

Borrowings Information for JLS

The Fund has entered into a committed financing agreement. As of the end of the reporting period, the Fund’s maximum commitment amount under its Borrowings is as follows:

JLS
Maximum commitment amount	$22,500,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

JLS
Outstanding balance on Borrowings	$8,245,000

Interest is charged on these Borrowings at 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.50% per annum on the amount borrowed and 0.50% per annum on the undrawn balance (which was waived for the reporting period).

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Fund’s Borrowings were as follows:

JLS
Average daily balance outstanding	$8,652,735
Average annual interest rate	2.51%

Other Borrowings Information for the Funds

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount, undrawn balance and initial fees are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation

JLS has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 331/3% of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, the Fund did not hold any Hypothecated Securities. During the current fiscal period, the Fund earned Rehypothecation Fees of $140, which is recognized as “Rehypothecation income” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, NPCT and JLS used reverse repurchase agreements as a means of leverage.

The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Notes to Financial Statements (continued)

(Unaudited)

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund pledges and/or segregates securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. A Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

As of the end of the reporting period, the Funds’ outstanding balances on its reverse repurchase agreement were as follows:

NPCT

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
TD Securities (USA), LLC	1.56%	$(35,000,000)	7/25/22	$(35,000,000)	$(35,098,583)
RBC Capital Markets, LLC	2.11%	(20,050,000)	8/1/22	(20,050,000)	(20,051,175)
Societe Generale	1.74%	(22,510,000)	8/2/22	(22,510,000)	(22,575,279)
Societe Generale	1.59%	(33,820,000)	8/2/22	(33,820,000)	(33,909,623)
		$(111,380,000)		$(111,380,000)	$(111,634,660)

JLS

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
Morgan Stanley Bank, N.A.	2.61%	$(9,200,000)	9/2/22	$(9,200,000)	$(9,221,463)
Royal Bank of Canada	1.20%	(17,623,000)	7/11/22	(17,623,000)	(17,692,088)
Societe Generale	1.97%	(8,470,000)	7/14/22	(8,470,000)	(8,506,151)
		$(35,293,000)		$(35,293,000)	$(35,419,702)

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Funds’ reverse repurchase agreement were as follows:

	NPCT	JLS
Average daily balance outstanding	$(125,892,238)	$(33,428,884)
Weighted average interest rate	0.97%	1.32%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

NPCT

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
TD Securities (USA), LLC	$(35,098,583)	$(38,593,672)
RBC Capital Markets, LLC	(20,051,175)	(23,528,301)
Societe Generale	(22,575,279)	(29,369,947)
Societe Generale	(33,909,623)	(42,859,936)

JLS

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
Morgan Stanley Bank, N.A.	$(9,221,463)	$(12,925,689)
Royal Bank of Canada	(17,692,088)	(26,073,176)
Societe Generale	(8,506,151)	(10,887,345)
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Subsequent Events

Preferred Shares

On August 19, 2022, NPCT issued $70,000,000 Series A Taxable Preferred Shares at liquidation preference, through a private placement.

Fund Leverage

On July 1, 2022, JLS changed its interest on Borrowings to the Overnight Bank Funding Rate plus 1.70%. All other terms remained unchanged.

On August 19, 2022, NPCT decreased its maximum commitment amount on Borrowings to $110,000,000 and increased its interest on Borrowings to the Fed Funds plus 0.70%. All other terms remain unchanged.

Risk Considerations (Unaudited)

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Global High Income Fund (JGH)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The risks of foreign investments are magnified in emerging markets. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as call risk are described in more detail on the Fund’s web page at www.nuveen.com/JGH.

Nuveen Core Plus Impact Fund (NPCT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Because the Impact Criteria and/or Nuveen’s Environmental Social Governance (ESG) investment criteria may exclude investments of certain issuers for non-financial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria. This may cause the Fund to underperform the market as a whole or other funds that do not use an Impact Criteria or ESG investment strategy or that use a different methodology or different factors to determine an investment’s impact and/or ESG investment criteria. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations are described in more detail on the Fund’s web page at www.nuveen.com/NPCT.

Nuveen Mortgage and Income Fund (JLS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, prepayment risk, and geographical concentration risks. Investing in asset-backed securities entails credit risks inherent in the underlying collateral, the risk that the servicer fails to perform its duties, interest rate risk, liquidity risks and prepayment risk. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations are described in more detail on the Fund’s web page at www.nuveen.com/JLS.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JGH	NPCT	JLS
Common shares repurchased	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Global High Yield Index (USD Hedged): An index designed to measure the performance of the fixed-rate high yield debt of companies in the U.S., developed markets and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Bloomberg MSCI U.S. Green Bond Index: An index designed to measure the performance of USD-denominated fixed income securities issued to fund projects with direct environmental benefits. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Bloomberg U.S. Aggregate Bond Index: An index designed to measure the performance of the USD-denominated, fixed-rate U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Bloomberg U.S. Corporate High Yield Bond Index: An index designed to measure the performance of the USD-denominated, fixed-rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multifamily housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCos investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

JLS Blended Benchmark (effective October 14, 2019): The ICE BofA U.S. ABS & CMBS Index consists of a 50/50 blend of USD-denominated, investment grade fixed and floating-rate asset backed securities (ABS) and fixed-rate commercial mortgage backed securities (CMBS) publicly issued in the U.S. The Fund’s performance was measured against the Bloomberg U.S. Aggregate Bond Index (defined herein) through October 13, 2019. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

NPCT Blended Benchmark: Consists of: 1) 60% Bloomberg MSCI U.S. Green Bond Index (defined herein), and 2) 40% Bloomberg U.S. Corporate High Yield Bond Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 23-25, 2022 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen Global High Income Fund (the “Global High Income Fund”) and Nuveen Core Plus Impact Fund (the “Core Plus Impact Fund”), Nuveen Asset Management, LLC (“NAM”), pursuant to which NAM serves as the investment sub-adviser to each such Fund; and (b) in the case of Nuveen Mortgage and Income Fund (the “Mortgage and Income Fund”), Teachers Advisors, LLC (“TAL,” and NAM and TAL are each, a “Sub-Adviser”), pursuant to which TAL serves as the investment sub-adviser to such Fund, for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the applicable Fund(s).

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.

In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); and with respect to the Nuveen closed-end funds, managing leverage, monitoring asset coverage and seeking to promote an orderly secondary market.

The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.

In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;

•

Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Distribution Management Services – continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and

•	with respect specifically to closed-end funds, such continuing services also included:

•

Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management;

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts which may include at times shelf offerings, tender offers, capital return programs and share repurchases as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board further considered the division of responsibilities between the Adviser and the respective Sub-Adviser and recognized that each Sub-Adviser and its investment personnel generally are responsible for the management of each applicable Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser and/or managed by the applicable investment team. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For the Global High Income Fund, the Board noted that the Fund outperformed its benchmark and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the three-year period ended March 31, 2022, the Fund outperformed its benchmark for the one-, three- and five-year periods ended March 31, 2022 and ranked in the third quartile of its Performance Peer Group for the one- and five-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For the Core Plus Impact Fund, the Board noted that the Fund was new with a performance history too limited to make a meaningful assessment of performance.

For the Mortgage and Income Fund, the Board noted that although the Fund’s performance was below the performance of its benchmark for the three-year period ended December 31, 2021, the Fund outperformed its benchmark for the one- and five-year periods ended December 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. The Board further noted that although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended March 31, 2022, the Fund outperformed its benchmark for the five-year period ended March 31, 2022. Further, although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended March 31, 2022, the Fund ranked in the third quartile of its Performance Peer Group for the three-year period and second quartile for the five-year period ended March 31, 2022. In its review, the Board noted the Fund’s Performance Peer Group was classified as low for relevancy. The Board also recognized that the Fund was restructured to become a perpetual closed-end fund with a new investment objective, new sub-adviser and revised investment mandate effective in October 2019. The Board recognized that the Fund’s performance prior to such restructuring would not reflect these changes. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Core Plus Impact Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021.

With respect to each Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to each Sub-Adviser is the responsibility of the Adviser, not the applicable Fund(s).

The Independent Board Members noted that (a) the Global High Income Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was in line with the peer average; (b) the Mortgage and Income Fund had a net management fee that was higher than the peer average, but a net expense ratio that was in line with the peer average; and (c) the Core Plus Impact Fund had a net management fee and a net expense ratio that were slightly higher than the respective peer average. The Independent Board Members noted that the differences in the Core Plus Impact Fund’s investment strategy relative to the peer set contributed to the differential in fees, but that such Fund’s net expense ratio was lower than initially projected prior to such Fund’s launch.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Advisers, such other clients may include: retail and institutional managed accounts advised by a Sub-Adviser (with respect to NAM); hedge funds or other structured products managed by a Sub-Adviser (with respect to NAM); investment companies offered outside the Nuveen family and sub-advised by a Sub-Adviser (with respect to NAM); foreign investment companies offered by Nuveen and sub-advised by a Sub-Adviser (with respect to NAM and TAL); collective investment trusts sub-advised by a Sub-Adviser (with respect to NAM); and certain funds advised by a Sub-Adviser (with respect to TAL). The Board further noted that the Adviser also advised, and each Sub-Adviser sub-advised, certain exchange-traded funds (“ETFs”) sponsored by Nuveen. The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee), foreign investment companies and ETFs offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NAM, the hedge funds advised by NAM (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers. With respect to TAL, the Board reviewed the management fees and expense ratios of certain funds advised by TAL in the TIAA-CREF family of funds.

In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Similarly, with respect to foreign funds, the Board recognized that the differences in the client base, governing bodies, distribution jurisdiction and operational complexities would also contribute to variations in management fees of the Nuveen funds compared to those of the foreign funds. Further, with respect to ETFs, the Board considered that certain Nuveen ETFs were passively managed compared to the active management of other Nuveen funds which also contributed to the differences in fee levels between such Nuveen ETFs and the actively-managed funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that a Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates, as applicable. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.

The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of each Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, NAM’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. With respect to NAM, the Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for such Sub-Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020. With respect to TAL, the Independent Board Members reviewed, among other things, the revenues, expenses and net operating income for its advisory services to the Nuveen ETFs and Nuveen closed-end funds it sub-advises for 2021 and 2020.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Further, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.

Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds.

In addition, the Independent Board Members also noted that various sub-advisers (including NAM) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for a sub-adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. The Board noted that TAL does not participate in soft dollar arrangements with respect to Nuveen fund portfolio transactions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the applicable Fund(s) were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen:

Serving Investors for Generations

Since 1898, financial professional and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-B-0622D 2329981-INV-B-08/23

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global High Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2022

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 6, 2022